                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             INTIMATE BRANDS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                                INTIMATE brands

                             THREE LIMITED PARKWAY
                             COLUMBUS, OHIO 43230
                                (614) 479-8000

                                                                 April 14, 1997

Dear Stockholder:

  You are cordially invited to attend the Annual Meeting of Stockholders to be held at 10:30 a.m., Eastern Daylight Time, on May 19, 1997, at the offices of Victoria's Secret Catalogue, 3425 Stelzer Road, Columbus, Ohio. Our Investor Relations telephone number is (614) 479-7070 should you require assistance in finding the location of the meeting. The formal Notice of Annual Meeting of Stockholders and Proxy Statement are attached. I hope that you will be able to attend and participate in the meeting, at which time I will have the opportunity to review the business and operations of Intimate Brands.

  The matters to be acted upon by our stockholders are set forth in the Notice of Annual Meeting of Stockholders. It is important that your shares be represented and voted at the meeting. Accordingly, after reading the attached Proxy Statement, would you kindly sign, date and return the enclosed proxy card. Your vote is important regardless of the number of shares you own.

                                          Sincerely yours,

                                          /s/ Leslie H. Wexner
                                          Leslie H. Wexner
                                          Chairman of the Board

                                INTIMATE brands
                                 ------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 MAY 19, 1997

                                                                 April 14, 1997

To the Stockholders:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Intimate Brands, Inc., a Delaware corporation (the "Company"), will be held at the offices of Victoria's Secret Catalogue, 3425 Stelzer Road, Columbus, Ohio on May 19, 1997, at 10:30 a.m., Eastern Daylight Time, for the following purposes:

    1. To elect three directors to serve for terms of three years.

    2. To consider and vote upon a proposal to approve the Intimate Brands, Inc. Incentive Compensation Performance Plan.

    3. To consider and vote upon a proposal to approve the 1997 Restatement of the Intimate Brands, Inc. 1995 Stock Option and Performance Incentive Plan.

    4. To transact such other business as may properly come before the meeting or any adjournments thereof.

  Only stockholders of record, as shown by the transfer books of the Company, at the close of business on March 28, 1997 are entitled to notice of and to vote at the Annual Meeting.

                                       By Order of the Board of Directors

                                       /s/ Leslie H. Wexner
                                       Leslie H. Wexner
                                       Chairman of the Board



 PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                                INTIMATE brands

                             THREE LIMITED PARKWAY
                             COLUMBUS, OHIO 43230
                                (614) 479-8000

                                PROXY STATEMENT
                             DATED APRIL 14, 1997

                        ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 19, 1997

  The accompanying proxy is solicited by the Board of Directors of Intimate Brands, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders to be held May 19, 1997 (the "Annual Meeting"), and any adjournments thereof. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted in accordance with the recommendation of the Company's Board of Directors with respect to each matter submitted to the Company's stockholders for approval. Abstentions will not be voted, but will be counted for determining the presence of a quorum. Broker non-votes will not be counted for any purpose. Any stockholder giving a proxy has the power to revoke it prior to its exercise by notice of revocation to the Company in writing, by voting in person at the Annual Meeting or by execution of a subsequent proxy; provided, however, that such action must be taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken.

  The shares entitled to vote at the meeting consist of shares of Class A Common Stock and Class B Common Stock of the Company (collectively, the "Common Stock"), with each share of Class A Common Stock entitling the holder of record to one vote and each share of Class B Common Stock entitling the holder of record to three votes. At the close of business on March 28, 1997, the record date for the Annual Meeting, there were outstanding 42,527,046 shares of Class A Common Stock and 210,000,000 shares of Class B Common Stock. All shares of Class B Common Stock, representing approximately 94% of the voting power of the Company, are held by The Limited, Inc. ("The Limited"). The Class A Common Stock and the Class B Common Stock will vote as a single class with respect to all matters submitted to stockholders for approval at the Annual Meeting. This Proxy Statement and the accompanying form of proxy are first being sent to stockholders on or about April 14, 1997.

                             ELECTION OF DIRECTORS

NOMINEES AND DIRECTORS

  Three members of the Board of Directors of the Company will be elected at the Annual Meeting. Directors elected at the Annual Meeting will hold office for a three-year term expiring at the Annual Meeting of Stockholders in 2000 or until their successors are elected and qualified. The nominees of the Board of Directors for such positions are identified below. In the event any of the nominees shall be unable or unwilling to serve as a director, it is intended that the proxies will be voted for the election of such person nominated by the Board of Directors in substitution. The Company has no reason to believe that any nominee of the Board of Directors will be unable to serve as a director if elected.

  Stockholders wishing to nominate directors for election may do so by delivering to the Secretary of the Company, no later than 14 days before the Annual Meeting, a notice setting forth (a) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (b) the principal occupation or employment of each such nominee and (c) the number of shares of stock of the Company beneficially owned by each such nominee. No person may be elected as a director unless he or she has been nominated by a stockholder in the manner just described or by the Board of Directors. The three nominees receiving the highest number of votes will be elected directors. Proxies may not be voted for more than three nominees.

BUSINESS EXPERIENCE

 Nominees for Election at the 1997 Annual Meeting

CYNTHIA D. FEDUS       Ms. Fedus has been President and Chief Executive Officer
                       of Victoria's Secret Catalogue since August 1988, and
                       assumed such position with the Company in 1995. Ms. Fedus
                       is also a director of Pathfinder International.

E. GORDON GEE          Dr. Gee has been President of The Ohio State University
                       since September 1990. Dr. Gee is also a director of The
                       Limited, Abercrombie & Fitch Co., a subsidiary of The
                       Limited ("Abercrombie & Fitch"), ASARCO, Inc., Banc One
                       Corporation, Columbia Gas of Ohio and Glimcher Realty
                       Trust.

ALEX SHUMATE           Mr. Shumate has been the Office Managing Partner of the
                       Columbus, Ohio office of the law firm of Squire, Sanders
                       & Dempsey L.L.P. since 1991, and a partner with that firm
                       for more than five years. Mr. Shumate is also a director
                       of Banc One Corporation and Banc One Columbus, N.A.

 Directors Whose Terms Continue until the 1998 Annual Meeting

KENNETH B. GILMAN      Mr. Gilman has been Vice Chairman of the Company since
                       1995. Mr. Gilman has been Vice Chairman and Chief
                       Financial Officer of The Limited since 1993 and was
                       Executive Vice President and Chief Financial Officer of
                       The Limited for five years prior thereto. Mr. Gilman has
                       also been the Vice Chairman of the Board of Abercrombie &
                       Fitch since 1996. Mr. Gilman is also a director of We Do,
                       Inc.

BETH M. PRITCHARD      Ms. Pritchard has been President and Chief Executive
                       Officer of Bath & Body Works, Inc. ("BBW") since November
                       1993, and assumed such position with the Company in 1995.
                       Ms. Pritchard also has been Chief Executive Officer of
                       Victoria's Secret Bath and Fragrance since June 1996. For
                       approximately one and one-half years prior to assuming
                       her position with BBW, Ms. Pritchard held the position of
                       Executive Vice President and General Manager at BBW. From
                       1991 until 1993, she was Executive Vice President at
                       Express, a business operated by The Limited.

LESLIE H. WEXNER       Mr. Wexner has been Chairman of the Board and Chief
                       Executive Officer of the Company since 1995. Mr. Wexner
                       has been President and Chief Executive Officer of The
                       Limited since he founded The Limited in 1963 and has been
                       Chairman of the Board of Directors of The Limited for
                       more than five years. Mr. Wexner is also Chairman of the
                       Board of Abercrombie & Fitch and a director of Hollinger
                       International, Inc. and Hollinger International
                       Publishing, Inc.

 Directors Whose Terms Continue until the 1999 Annual Meeting


ROGER D. BLACKWELL      Dr. Blackwell has been a Professor of Marketing at The
                        Ohio State University for more than five years and is
                        also President and Chief Executive Officer of Roger D.
                        Blackwell Associates, Inc., a marketing consulting firm
                        in Columbus, Ohio. Dr. Blackwell is also a director of
                        Abercrombie & Fitch, Airnet Systems, Inc., Applied
                        Industrial Technologies, Inc., Checkpoint Systems, Inc.,
                        The Flex-Funds, Max & Erma's Restaurants, Inc. and
                        Worthington Foods, Inc.

GRACE A. NICHOLS        Ms. Nichols has been President and Chief Executive
                        Officer of Victoria's Secret Stores, Inc. since January
                        1991, and assumed such position with the Company in
                        1995.

DONALD B. SHACKELFORD   Mr. Shackelford has been Chairman of the Board and Chief
                        Executive Officer of State Savings Bank, a banking
                        business, for more than five years and has been the
                        Chief Executive Officer of State Savings Co. since 1995.
                        Mr. Shackelford is also a director of The Limited,
                        Abercrombie & Fitch, Progressive Corporation and
                        Worthington Foods, Inc.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

  The Company's Board of Directors held five meetings in fiscal year 1996. During fiscal year 1996, all of the directors attended 75% or more of the total number of meetings of the Board and of Committees of the Board on which they served.

  The Audit Committee of the Board recommends the firm to be employed as the Company's independent public accountants and reviews the scope of the audit and audit fees. In addition, the Audit Committee consults with the independent auditors with regard to the plan of audit, the resulting audit report and the accompanying management letter, and confers with the independent auditors with regard to the adequacy of internal accounting controls, as appropriate, out of the presence of management. Mr. Shumate (Chair) and Dr. Blackwell are the members of the Audit Committee. The Audit Committee held five meetings in fiscal year 1996.

  The Compensation Committee of the Board is charged with reviewing executive compensation and administering the Company's stock option and performance incentive plans. Its members are Mr. Shackelford (Chair) and Dr. Gee. Members of the Compensation Committee held four meetings in fiscal year 1996, and took action in writing without a meeting on ten occasions.

  The Executive Committee of the Board may exercise, to the fullest extent permitted by law, all of the powers and authority granted to the Board. The Executive Committee may also declare dividends, authorize the issuance of stock and authorize the seal of the Company to be affixed to papers that require it. Its members are Messrs. Wexner (Chair) and Shumate. The Executive Committee took action in writing without a meeting on two occasions in fiscal year 1996.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

  Set forth below is certain information about the securities ownership of all directors of the Company, the executive officers of the Company named in the Summary Compensation Table below and all directors and executive officers of the Company as a group.

                                                                 NUMBER OF SHARES OF             NUMBER OF SHARES OF
 NAE, POSITION WITH THE COMPANY ORM      DIRECTOR                CLASS A COMMON STOCK            THE LIMITED COMMON
    PRINCIPAL OCCUPATION, AND          CONTINUOUSLY               BENEFICIALLY OWNED  PERCENT OF STOCK BENEFICIALLY
               AGE                        SINCE     TERM EXPIRES        (A)(B)          CLASS       OWNED (A)(B)
----------------------------------     ------------ ------------ -------------------- ---------- -------------------
   Roger D. Blackwell.                     1995         1999             5,831(c)         *               6,800
    Professor of
    Marketing,
    The Ohio State
    University, 56
   Cynthia D. Fedus...                     1995         1997            40,153(c)         *             110,293(d)
    President and
    Chief Executive
    Officer--
    Victoria's Secret
    Catalogue, 47
   E. Gordon Gee......                     1995         1997             1,590(c)         *               1,386
    President of The
    Ohio State
    University, 53
   Kenneth B. Gilman..                     1995         1998            15,244(c)(e)      *             427,109(d)(f)(g)
    Vice Chairman, 50
   Grace A. Nichols...                     1995         1999            19,770(c)         *             182,913(d)
    President and
    Chief Executive
    Officer--
    Victoria's Secret
    Stores, 50
   Beth M. Pritchard..                     1995         1998            24,158(c)(h)      *              69,655(d)(i)
    President and
    Chief Executive
    Officer--
    Bath & BodyWorks,
    50
   Donald B. Shackel-
    ford..............                     1995         1999             4,628(c)         *              67,837(f)
    Chairman of the
    Board and Chief
    Executive Officer
    of State Savings
    Bank, 64
   Alex Shumate.......                     1996         1997               887(c)         *                   0
    Office Managing
    Partner--
    law firm of
    Squire, Sanders &
    Dempsey L.L.P., 46
   Leslie H. Wexner...                     1995         1998            60,776            *          67,384,748(d)(g)(j)
    Chairman of the
    Board and Chief
    Executive Officer,
    59
   All directors and
    executive officers
    as a group........                       **           **           186,216(c)(k)      *          68,273,552(d)(g)(j)(l)
 NAE, POSITION WITH THE COMPANY ORM     PERCENT OF
    PRINCIPAL OCCUPATION, AND          THE LIMITED
               AGE                     COMMON STOCK
----------------------------------     ------------
   Roger D. Blackwell.                      *
    Professor of
    Marketing,
    The Ohio State
    University, 56
   Cynthia D. Fedus...                      *
    President and
    Chief Executive
    Officer--
    Victoria's Secret
    Catalogue, 47
   E. Gordon Gee......                      *
    President of The
    Ohio State
    University, 53
   Kenneth B. Gilman..                      *
    Vice Chairman, 50
   Grace A. Nichols...                      *
    President and
    Chief Executive
    Officer--
    Victoria's Secret
    Stores, 50
   Beth M. Pritchard..                      *
    President and
    Chief Executive
    Officer--
    Bath & BodyWorks,
    50
   Donald B. Shackel-
    ford..............                      *
    Chairman of the
    Board and Chief
    Executive Officer
    of State Savings
    Bank, 64
   Alex Shumate.......                      **
    Office Managing
    Partner--
    law firm of
    Squire, Sanders &
    Dempsey L.L.P., 46
   Leslie H. Wexner...                     24.9%
    Chairman of the
    Board and Chief
    Executive Officer,
    59
   All directors and
    executive officers
    as a group........                     25.2%

--------
*  Less than 1%.

**Not applicable.

(a) Unless otherwise indicated, each named person has voting and investment power over the listed shares and such voting and investment power is exercised solely by the named person or shared with a spouse.

(b) Reflects ownership as of February 24, 1997.

(c) Includes the following number of shares issuable within 60 days upon the exercise of outstanding stock options: Mr. Gilman, 4,167; Mr. Blackwell, 500; Ms. Nichols, 7,917; Ms. Fedus, 20,417; Mr. Gee, 500; Ms. Pritchard, 14,167; Mr. Shackelford, 500; Mr. Shumate, 250; and all directors and executive officers as a group, 58,168.

(d) Includes the following number of shares issuable within 60 days upon the exercise of outstanding stock options: Mr. Gilman, 254,167; Mr. Wexner, 87,500; Ms. Fedus, 92,750; Ms. Nichols, 158,750; Ms. Pritchard, 53,000;
    and all directors and executive officers as a group, 663,792.

(e) Includes 1,000 shares owned by family members, as to which beneficial ownership is disclaimed by Mr. Gilman.

(f) Includes the following number of shares owned by family members, as to which beneficial ownership is disclaimed: Mr. Gilman, 1,117 and Mr. Shackelford, 18,381.

(g) Includes the following number of shares held as of December 31, 1996 in an employee benefit plan, over which the participant has the power to dispose or withdraw shares: Mr. Gilman, 33,075; Mr. Wexner, 520,631; and all directors and executive officers as a group, 556,747.

(h) Includes 1,482 shares as to which Ms. Pritchard disclaims beneficial ownership.

(i) Includes 200 shares as to which Ms. Pritchard disclaims beneficial ownership.

(j) Includes 2,000,000 shares held by Health and Science Interests, 350,000 shares held by Health and Science Interests II, 2,104,717 shares held by the Wexner Foundation, 18,750,000 shares held by The Wexner Children's Trust, 6,010,600 shares held by the Harry & Hannah Wexner Trust and 3,989,400 shares held by the Harry, Hannah & David Wexner Trust. Mr. Wexner disclaims beneficial ownership of the shares held by Health and Science Interests, Health and Science Interests II and the Wexner Foundation. Mr. Wexner shares investment and voting power with others with respect to shares held by The Wexner Foundation. The 18,750,000 shares held by the Wexner Children's Trust are held subject to the terms of a Contingent Stock Redemption Agreement entered into on January 26, 1996 between The Limited, Mr. Wexner and The Wexner Children's Trust.

(k) Includes 2,482 shares as to which beneficial ownership is disclaimed.

(l) Includes 4,474,415 shares as to which beneficial ownership is disclaimed.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

  The following table provides information concerning compensation paid by the Company (except, as noted below, for executive officers Wexner and Gilman, whose compensation was paid by The Limited) to each of the named executive officers of the Company for the Company's 1996 and 1995 fiscal years and by The Limited for the 1994 fiscal year.

                          SUMMARY COMPENSATION TABLE

                                                                  LONG-TERM
                                ANNUAL COMPENSATION          COMPENSATION AWARDS
                                ------------------- ----------------------------------------------
                                                                     SECURITIES
                                                    RESTRICTED       UNDERLYING
                                                      STOCK           OPTIONS        ALL OTHER
NAME AND PRINCIPAL       FISCAL  SALARY   BONUS (2) AWARDS (3)        AWARDED     COMPENSATION (4)
   POSITION (1)           YEAR      $         $         $                #               $
------------------------ ------ --------- --------- ----------       ----------   ----------------
Leslie H. Wexner........  1996  1,011,538  915,000      --            100,000(6)      151,629
 Chairman of the Board
  and                                                                 200,000(5)
 Chief Executive Officer  1995  1,150,000  768,315      --            100,000(5)      148,436
                          1994  1,150,000  832,370    556,562(5)       50,000(5)      149,066
Kenneth B. Gilman.......  1996    903,846  603,900      --             50,000(6)      187,192
 Vice Chairman                                                         50,000(5)
                          1995    941,935  449,820      --             25,000(5)      190,772
                          1994    896,144  473,760    278,281(5)       25,000(5)      185,736
Grace A. Nichols........  1996    700,000  577,500    128,599(6)       15,000(6)      185,424
 President and Chief                                   55,596(6)
 Executive Officer--      1995    683,300  700,000  1,020,000(6)(7)    50,000(6)      185,848
 Victoria's Secret
  Stores                                              191,381(6)       15,000(5)
                          1994    591,978  840,000    454,669(5)(7)    15,000(5)      184,048
Cynthia D. Fedus........  1996    573,077  474,950       --  (6)       65,000(6)      141,642
 President and Chief                                   42,130(6)
 Executive Officer--      1995    541,815  649,970    765,000(6)(7)    50,000(6)      151,168
 Victoria's Secret Cata-
  logue                                               117,041(6)       15,000(5)
                          1994    491,923  577,500    184,950(5)(7)    12,000(5)      142,812
Beth M. Pritchard.......  1996    571,154  575,173    137,545(6)       40,000(6)      160,020
 President and Chief                                   50,595(6)
 Executive Officer--      1995    512,475  690,000    765,000(6)(7)    50,000(6)      130,115
 Bath & Body Works                                    293,378(6)       15,000(5)
                          1994    443,360  501,822    287,700(5)(7)    12,000(5)      109,122

--------
(1) Executive officers Wexner and Gilman are also employed by The Limited and received no direct compensation from the Company. The annual base salary and annual bonus opportunity for executive officers Wexner and Gilman in respect of their service with The Limited and its affiliates was determined by The Limited's Compensation Committee and was paid by The Limited.

(2) Represents for each fiscal year, the aggregate of the performance-based incentive compensation for the Spring and Fall selling seasons.

(3) On February 1, 1997, 7,245 and 7,749 restricted stock performance awards of the Company's Class A Common Stock were granted to executive officers Nichols and Pritchard, respectively. The per share value of the Class A Common Stock on Friday, January 31, 1997 was $17.75. On August 1, 1996, 2,601, 1,971 and 2,367 restricted stock performance awards of the Company's Class A Common Stock were granted to executive officers Nichols, Fedus and Pritchard, respectively. The per share value of the Class A Common Stock on such date was $21.375. These awards, which are in respect of 1996 performance, generally vest 10% on the grant date; an additional 20% on the first anniversary of the grant date; an additional 30% on the second anniversary of the grant date; and the remaining 40% on the third anniversary of the grant date, in each case, subject to the holder's continued employment.

  On February 1, 1996, 12,975, 7,935 and 19,890 restricted stock performance awards of the Company's Class A Common Stock were granted to executive officers Nichols, Fedus and Pritchard, respectively, in respect of 1995 performance. The per share value of the Class A Common Stock on such date was $14.75. These awards generally vest as set forth in the preceding paragraph, in each case, subject to the holder's continued employment.

  On February 1, 1995, 32,500, 16,250, 26,550, 10,800 and 16,800 restricted stock performance awards of The Limited's Common Stock were granted to executive officers Wexner, Gilman, Nichols, Fedus and Pritchard, respectively, in respect of 1994 performance. The per share value of The Limited's Common Stock on such date was $17.125. These awards vest as noted above, subject to continued employment.

  As of February 1, 1997, the aggregate holdings of restricted shares of the Company's Class A Common Stock and the market value of such holdings for such named executive officers were: Ms. Nichols, 77,945 shares, $1,383,524; Ms. Fedus, 52,329 shares, $928,840; and Ms. Pritchard, 68,029 shares, $1,207,515 (based on the $17.75 fair market value of the Company's Class A Common Stock as of Friday, January 31, 1997).

  As of February 1, 1997, the aggregate holdings of restricted shares of The Limited's Common Stock and the market value of such holdings for such named executive officers were: Ms. Nichols, 10,620 shares, $181,868; Ms. Fedus, 4,320 shares, $73,980; Ms. Pritchard, 6,720 shares, $115,080 (based on the $17.125 fair market value of The Limited's Common Stock as of Friday, January 31, 1997).

  Under the relevant awards, the employment of executive officers Nichols, Fedus and Pritchard with The Limited will not be considered terminated as a result of their becoming employees of the Company.

  Dividends will not be paid or accrue with respect to shares of restricted stock until such shares vest.

(4) Represents for each executive officer, the amount of employer matching and supplemental contributions allocated to his or her account under certain of The Limited's qualified and non-qualified defined contribution plans during 1996.

(5) Denominated in shares of The Limited's Common Stock.

(6) Denominated in shares of the Company's Class A Common Stock.

(7) Reflects the cancellation of the March 1, 1994 grants of restricted shares of The Limited's Common Stock to such executive officers in consideration of the October 26, 1995 awards to executive officers Nichols, Fedus and Pritchard of 60,000, 45,000 and 45,000 restricted shares of the Company's Class A Common Stock, respectively. The October 26, 1995 awards vest 100% on March 1, 1999, subject to continued employment.

LONG-TERM INCENTIVE PLAN AWARDS

  No awards were granted in respect of the 1996 fiscal year to the named executive officers other than the restricted stock performance awards granted to executive officers Nichols, Fedus and Pritchard as disclosed in the Summary Compensation Table.

STOCK OPTIONS

  The following table sets forth certain information regarding stock options granted to the executive officers named in the Summary Compensation Table during the Company's 1996 fiscal year.

                       OPTION GRANTS IN FISCAL YEAR 1996

                                      INDIVIDUAL GRANTS
                                      -----------------
                                                                                 POTENTIAL REALIZABLE
                                                                                   VALUE AT ASSUMED
                                         APPROXIMATE                             ANNUAL RATES OF STOCK
                         SECURITIES      % OF TOTAL                             PRICE APPRECIATION FOR
                         UNDERLYING    OPTIONS GRANTED  EXERCISE                    OPTION TERM (4)
                           OPTIONS      TO ASSOCIATES     PRICE      EXPIRATION -----------------------
          NAME           GRANTED (1)   IN FISCAL YEAR   PER SHARE       DATE            5%         10%
------------------------ -----------  ----------------- ---------    ---------- ----------- -----------
Leslie H. Wexner........    19,656(2)       1.08%        $20.35(5)    7/19/01   $   110,513 $   244,204
                           180,344(2)       9.91%         20.35(5)    7/19/06     2,308,044   5,849,035
                           100,000(3)      10.93%         21.5875(5)  7/19/06     1,357,626   3,440,492
Kenneth B. Gilman.......    16,197(2)       0.89%        $16.625      2/10/06   $   169,346 $   429,155
                            33,803(2)       1.86%         16.625      2/10/06       353,423     895,643
                             2,176(3)       0.24%         14.125      2/10/06        19,330      48,985
                            47,824(3)       5.23%         14.125      2/10/06       424,827   1,076,595
Grace A. Nichols........    15,000(3)       1.64%        $14.125      2/10/06   $   133,247 $   337,674
Cynthia D. Fedus........    65,000(3)       7.10%        $14.125      2/10/06   $   577,404 $ 1,463,255
Beth M. Pritchard.......    40,000(3)       4.37%        $14.125      2/10/06   $   355,325 $   900,464

--------
(1) Options to purchase shares of the Company's Class A Common Stock were granted to executive officers Nichols, Fedus and Pritchard on February 9, 1996, and to Mr. Wexner on July 18, 1996, pursuant to the Company's 1995 Stock Option and Performance Incentive Plan. All such options become exercisable in four equal annual installments commencing on the first anniversary of the grant date, subject to continued employment. All such options represent non-qualified stock options.

  On July 18, 1996, options to purchase shares of The Limited's Common Stock were granted to Mr. Wexner pursuant to The Limited, Inc. 1993 Stock Option and Performance Incentive Plan. Such options generally become exercisable on the schedule noted above. One grant represents options intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and the other represents non-qualified stock options.

  On February 9, 1996, options were granted to Mr. Gilman to purchase shares of the Company's Class A Common Stock pursuant to the Company's 1995 Stock Option and Performance Incentive Plan and options to purchase shares of The Limited's Common Stock pursuant to The Limited, Inc. 1993 Stock Option and Performance Incentive Plan. Such options are comprised of three approximately equal tranches, each of which will vest in four equal annual installments commencing on the first, second and third anniversaries of the grant date, respectively, subject to continued employment. Mr. Gilman received two grants of each company's options during 1996. One grant represents options intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code and the other represents non-qualified stock options.

(2) Denominated in shares of The Limited's Common Stock.

(3) Denominated in shares of the Company's Class A Common Stock.

(4) The assumed rates of growth were selected by the Securities and Exchange Commission (the "Commission") for illustrative purposes only and are not intended to predict or forecast future stock prices.

(5) The exercise price of all such options granted to Mr. Wexner is set at 110% of the fair market value of the underlying common stock on the date of grant.

  The following table sets forth certain information relating to the number and value of shares of The Limited's Common Stock and the Company's Class A Common Stock subject to the stock options held by the executive officers named in the Summary Compensation Table during the Company's 1996 fiscal year and the year-end values of unexercised options held by such executive officers.

                AGGREGATED OPTION EXERCISES IN 1996 FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                 NUMBER OF SECURITIES                  VALUE OF UNEXERCISED
                                                UNDERLYING UNEXERCISED                IN-THE-MONEY OPTIONS AT
                           SHARES             OPTIONS AT FISCAL YEAR-END                  FISCAL YEAR-END
                          ACQUIRED    VALUE   ---------------------------------      ---------------------------
          NAME           ON EXERCISE REALIZED EXERCISABLE        UNEXERCISABLE       EXERCISABLE   UNEXERCISABLE
------------------------ ----------- -------- -------------      --------------      -----------   -------------
Leslie H. Wexner........                                  -- (1)          100,000(1)       -- (1)         -- (1)
                              --        --             50,000(2)          300,000(2)  $  3,125(2)    $  3,125(2)
Kenneth B. Gilman.......                                  -- (1)           50,000(1)       -- (1)    $181,250(1)
                              --        --            237,500(2)           81,250(2)  $422,656(2)      26,563(2)
Grace A. Nichols........                                4,167(1)           60,833(1)  $  3,125(1)    $ 88,750(1)
                              --        --            151,250(2)           28,750(2)    24,063(2)         938(2)
Cynthia D. Fedus........                                4,167(1)          110,833(1)  $  3,125(1)    $270,000(1)
                              --        --             86,000(2)           21,000(2)    93,250(2)         750(2)
Beth M. Pritchard.......                                4,167(1)           85,833(1)  $  3,125(1)    $179,375(1)
                              --        --             46,250(2)           22,750(2)       750(2)         750(2)

--------
(1) Denominated in shares of the Company's Class A Common Stock. Value is calculated on the basis of the number of shares subject to each such option, multiplied by the excess of the fair market value of a share of Class A Common Stock at fiscal year-end ($17.75) over the exercise price of such option.

(2) Denominated in shares of The Limited's Common Stock. Value is calculated on the basis of the number of shares subject to each such option, multiplied by the excess of the fair market value of a share of such Common Stock at fiscal year-end ($17.125) over the exercise price of such option.

COMPENSATION OF DIRECTORS

  Directors who are not associates of the Company receive an annual retainer of $20,000 per year (increased by $2,000 for each committee chair held), plus a fee of $1,000 for each Board meeting attended ($500 for a telephonic meeting) and, as committee members, receive $750 per committee meeting attended ($200 for a telephonic meeting). Each action in writing taken by the Board or any committee entitles each such director to be paid $200. In addition, pursuant to the 1995 Non-Associate Director Stock Plan, each non-associate director will receive annual grants of options to acquire 1,000 shares of the Company's Class A Common Stock at an exercise price equal to the fair market value of the underlying shares on the date of grant. The annual retainer will be paid 50% in cash and 50% in shares of the Company's Class A Common Stock pursuant to the 1995 Non-Associate Director Stock Plan. Associates and officers of the Company who are directors receive no additional compensation for services rendered as directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  The Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, are required to file reports of ownership and changes in ownership of the Company's equity securities with the Commission and the New York Stock Exchange. Copies of those reports must also be furnished to the Company.

  Based solely on a review of the copies of reports furnished to the Company and written representations that no other reports were required, the Company believes that during fiscal 1996 its officers, directors, and greater than ten-percent beneficial owners complied with such filing requirements.

                          REPORT OF THE COMPENSATION
                                   COMMITTEE

  The Compensation Committee (the "Committee") reviews and approves the Company's executive compensation philosophy and policies and the application of such policies to the compensation of executive officers. Messrs. Wexner and Gilman were compensated by The Limited and did not participate in the Company's compensation program. The Company's compensation program and compensation philosophy are generally consistent with those of The Limited. The Company and the Committee have also retained independent compensation consultants to assist in developing, and periodically assessing the reasonableness of, the Company's executive officer compensation program.

COMPENSATION PHILOSOPHY

  The Company seeks to apply a consistent philosophy to compensation for all leadership associates, including senior executives. The primary goal of the compensation program is to link total compensation to executive performance to enhance stockholder value. Accordingly, total compensation for leadership individuals is structured to provide a lower proportion as fixed compensation and a much higher variable proportion keyed to performance.

  Our philosophy is built on the following basic principles:

 To Pay for Outstanding Performance

  The Company believes in paying for results. Individuals in leadership roles are compensated based on a combination of total Company, business unit and individual performance factors. Total Company and business unit performance are evaluated primarily based on the degree by which financial targets are met. Individual performance is evaluated based upon several factors, including attainment of specific merchandise and financial objectives, building and developing a strong leadership team, developing an infrastructure to support future business growth, and controlling expenses. In addition, a significant portion of total compensation is in the form of equity-based award opportunities to directly tie any increased compensation to increased stockholder value.

 To Pay Competitively

  The Company is committed to providing a total compensation program designed to attract the best senior leaders to the business and to retain the best, most consistent performers. To achieve this goal, the Company annually compares its pay practices and overall pay levels with other leading retail, and where appropriate, non-retail companies, and sets pay guidelines based on this review.

 To Pay Equitably

  The Company believes that it is important to apply generally consistent guidelines for all leadership compensation programs across business units, considering the size, complexity, stage of development and performance of the business.

PRINCIPAL COMPENSATION ELEMENTS

  The principal elements of executive compensation at the Company are base salary, short-term performance-based cash incentive compensation, and equity-based incentive programs. In determining guidelines for each compensation element, the Company participates in compensation surveys which include approximately 75 national and regional specialty and department store retail businesses, chosen because of their general similarity to the Company in business and merchandise focus. In addition, the Company participates in special surveys focusing on special segments of the business, such as merchandise design and the personal care products business. The Company, along with its compensation consultants, analyzes executive compensation levels and practices relative to the performance of these competitor companies, and from this information, develops pay guidelines that generally target, and place the Company in, the 75th to 90th percentile of pay for those with exceptional performance. The competitor group that is surveyed is subject to periodic review and is modified from time to time to reflect new businesses, mergers, acquisitions and changes in business focus. The competitor group contains approximately 50% of the companies in the S&P Retail Stores Composite Index represented in the Stockholder Return Graph below. Subject to the needs of the Company, its policy is to attempt to design all incentive and equity-based compensation programs to meet the requirements for deductibility under the Code.

 Base Salary

  The Committee annually reviews and approves the base salary of each executive officer and business president. In determining salary adjustments, the Committee considers the size and responsibility of the individual's position, the business unit's overall performance, the individual's overall performance and future potential, and the base salaries paid by competitors to employees in comparable positions. Individual performance is measured against the following factors: seasonal and annual business goals, business growth and brand execution goals, and the recruitment and development of future leadership talent. These factors are considered subjectively in the aggregate, and none of these factors is accorded a formula weight.

 Performance-Based Cash Incentive Compensation

  The Company has employed a short-term performance-based cash incentive compensation program for specified key leadership positions that provides for incentive payments based on the extent to which preestablished objective goals for each six-month operating season are attained. This year, stockholders are being asked to approve a successor plan, the Incentive Compensation Performance Plan, which is substantially similar to and will replace the current plan, pursuant to which the named executive officers may earn performance-based cash incentive payments (see "Proposal to Approve Adoption of the Incentive Compensation Performance Plan", below).

  For most businesses, the goals under this plan are based on operating income. However, goals also may be based on other objectives and/or criteria, depending on the business unit and its strategy. These goals are generally set at the beginning of each season, and are based on an analysis of historical performance and growth expectations for that business, financial results of other comparable businesses both inside and outside the Company, and progress toward achieving the strategic plan for that business. Target cash incentive compensation opportunities are established annually for eligible executives stated as a specific percent of base salary. The amount of performance-based incentive compensation earned by participating executives can range from zero to double their incentive target, based upon the extent to which preestablished financial goals are achieved.

 Equity-Based Incentive Programs

  The Committee believes that continued emphasis on equity-based compensation opportunities encourage performance that enhances stockholder value, thereby further linking leadership and shareholder objectives. In 1996, continuing a program that commenced in 1995, the Committee awarded equity-based incentive compensation under two programs: a stock option program and a restricted stock program under which shares of restricted stock are granted and earned based on seasonal and annual financial performance. The Committee also believes that restricted stock awards, which are earned based on financial performance and the ultimate vesting of which is subject to continued employment, assist the Company in retaining key high performing executives.

  The award opportunity level for each eligible participant is based on guidelines which include size of the executive's business unit, the individual's responsibility level within that business, competitive practices, and the market price of the Company's Class A Common Stock. In determining the potential award opportunities for an executive officer, the Committee begins with these guidelines and then makes adjustments based on an evaluation of the individual's performance and potential in the business.

  Stock Options. In 1996, stock options were awarded to executives in the amounts set forth in the Option Grants in Fiscal Year 1996 Table above, and selected key executive officers were granted options in stock of the Company and The Limited. The option program utilizes vesting periods to encourage retention of key executives. The exercise price for each option granted, with the exception of the options granted to Mr. Wexner (who was granted above-market value options), is equal to the fair market value of the underlying common stock on the date of grant.

  Performance-Based Restricted Stock. In 1996, the Committee continued a program commenced in 1995 under which executives, including the named executive officers, are eligible to receive restricted stock based on the achievement of preestablished financial goals. Executives can earn from zero to double their targeted number of restricted shares based upon the extent to which financial goals are achieved.

CEO COMPENSATION

  In the last completed fiscal year, Mr. Wexner's compensation was determined by the Compensation Committee of The Limited and was therefore based on the performance of, and paid by, The Limited.

                                       Compensation Committee

                                       Donald B. Shackelford, Chair
                                       E. Gordon Gee

                           STOCKHOLDER RETURN GRAPH

  The following graph shows the changes, during fiscal 1996 and the three-month period in fiscal 1995 commencing after the initial public offering of the Company's Class A Common Stock (the "Initial Public Offering"), in the value of $100 invested in Class A Common Stock of the Company, the Standard & Poor's 500 Composite Stock Price Index and the Standard & Poor's Retail Stores Composite Index. The plotted points represent the closing price on the last day of the fiscal year indicated.


                COMPARISON OF 15 MONTH CUMULATIVE TOTAL RETURN*
                AMONG INTIMATE BRANDS, INC., THE S&P 500 INDEX
                      AND THE S&P RETAIL COMPOSITE INDEX


DATE        Intimate Brands           S&P 500              S&P Retail Composite

10/24/95         $100                  $100                        $100
1/96             $ 87                  $110                        $ 95
1/97             $108                  $139                        $114



* $100 INVESTED ON 10/24/95 IN STOCK OR ON 9/30/95 IN INDEX - INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING JANUARY 31.

                    PRINCIPAL HOLDERS OF VOTING SECURITIES

  The following table sets forth the names of all persons who, on February 24, 1997, were known by the Company to be the beneficial owners (as defined in the rules of the Commission) of more than 5% of the shares of any class of voting common stock of the Company:

                                                     CLASS     AMOUNT    PERCENT
NAME AND ADDRESS                                      OF    BENEFICIALLY   OF
OF BENEFICIAL OWNER                                 COMMON     OWNED      CLASS
-------------------                                 ------- ------------ -------
The Limited, Inc................................... Class B 210,000,000   100.0%
     Three Limited Parkway
     P.O. Box 16000
     Columbus, OH 43216
FMR Corp. (1)...................................... Class A   4,597,700    10.8%
     82 Devonshire Street
     Boston, MA 02109
The College Retirement Equities Fund/
TIAA Separate Account VA-1 (2)..................... Class A   3,125,500     7.4%
   730 Third Avenue
   New York, NY 10017
The Capital Group Companies, Inc. (3).............. Class A   2,983,500     7.0%
     333 South Hope Street
     Los Angeles, CA 90071

--------
(1) FMR Corp., Edward C. Johnson 3d, Abigail P. Johnson and certain subsidiaries of FMR Corp. may be deemed to be members of a "group" as such term is defined in the rules promulgated by the Commission. The FMR Group is the beneficial holder of the Company's Class A Common Stock as a result of the investment-related activities of certain subsidiaries of FMR Corp. Members of the Edward C. Johnson 3d family and trusts for their benefit are the predominant owners of Class B shares of common stock of FMR Corp. representing approximately 49% of its voting power. Mr. Johnson 3d, the chairman of FMR Corp., owns 12% of the aggregate outstanding voting stock of FMR Corp. and Ms. Johnson, a director of FMR Corp., owns 24.5% of the aggregate outstanding voting stock of FMR Corp.

(2) The College Retirement Equities Fund (the "Fund") beneficially owns 3,122,700 shares, or 7.32%, of the Company's Class A Common Stock, and TIAA Separate Account VA-1 ("TIAA") beneficially owns 2,800 shares, or 0.01%, of the Company's Class A Common Stock. The Fund and TIAA filed a
    Schedule 13-G as a group because their investment advisors, while distinct entities, are affiliated and employ some of the same investment personnel. However, because separate investment decisions are made with respect to the respective portfolio holdings of each entity, and there is no oral or written agreement or arrangement among the entities with respect to acquisition, voting, disposition or otherwise of their securities, each entity disclaims beneficial ownership of the other's securities.

(3) The Capital Group Companies, Inc. ("Capital") is the parent holding company of a group of investment management companies that hold investment power and, in some cases, voting power over the securities reported in their Schedule 13Gs. The investment management companies, which include a "bank" as defined in Section 3(a)6 of the Securities Exchange Act of 1934 (the "Act") and several investment advisors registered under Section 203 of the Investment Advisors Act of 1940, provide investment advisory and management services for their respective clients which include registered investment companies and institutional accounts. Capital does not have investment power or voting power over any of the securities mentioned herein; however, Capital may be deemed to beneficially own such securities by virtue of Rule 13d-3 under the Act.

                RELATIONSHIP AND TRANSACTIONS WITH THE LIMITED

  The Limited owns 100% of the outstanding Class B Common Stock of the Company, which represents approximately 94% of the combined voting power of all of the Company's outstanding Common Stock. The Limited has advised the Company that its current intent is to continue to hold all of the Class B Common Stock beneficially owned by it. However, The Limited has no agreement with the Company not to sell or distribute such shares and there can be no assurance concerning the period of time during which The Limited will maintain its beneficial ownership of Common Stock. Beneficial ownership of at least 80% of the total voting power and value of the outstanding Common Stock is required in order for The Limited to continue to include the Company in its consolidated group for federal income tax purposes and ownership of at least 80% of the total voting power and 80% of each class of nonvoting capital stock is required in order for The Limited to be able to effect a tax-free spin-off of the Company in the future.

  INTERCOMPANY ARRANGEMENTS. The Company's relationship with The Limited is governed, in part, by agreements entered into in connection with the Initial Public Offering, including a services agreement, a corporate agreement, several lease agreements, several shared facilities agreements and a tax-sharing agreement, the material terms of which are summarized below.

  The following summary of the material terms of the agreements does not purport to be complete and is qualified in its entirety by reference to the forms of the relevant agreements, copies of which were filed with the Commission as exhibits to the Company's Registration Statement filed in connection with the Initial Public Offering, and are available for inspection at the Commission.

  Services Agreement. The Company and The Limited are parties to an intercompany services and operating agreement (the "Services Agreement") with respect to services provided by The Limited (or subsidiaries of The Limited) to the Company. The services provided by The Limited to the Company include, among other things, certain accounting, aircraft, associate benefit plan administration, audit, cash management, corporate development, corporate secretary, governmental affairs, human resources and compensation, investor and public relations, international expansion, import and shipping, legal, real estate, risk management, store design/planning, tax and treasury services. The Services Agreement provides that such services are to be provided in exchange for specified fees, which (based on current costs for such services) management believes do not exceed fees that would be paid if such services were provided by independent third parties. Under the Services Agreement, the fees for services provided by The Limited to the Company during 1996 were approximately $35,130,000.

  In addition to the identified services, during fiscal 1996, The Limited continued coverage of the Company under The Limited's umbrella liability, property, casualty and fiduciary insurance policies. The Company reimburses The Limited for the portion of The Limited's premium cost with respect to such insurance that is attributable to coverage of the Company. Either The Limited or the Company may terminate such coverage under The Limited's policies at any time upon prior written notice during the 90 days prior to the anniversary date of the policy, provided that termination of coverage by the Company may only be for nonpayment and only if a replacement policy, acceptable to The Limited, is entered into by the Company.

  The Services Agreement further provides for eligible associates of the Company to participate in The Limited's associate benefit plans. In addition to a monthly services fee, the Company reimburses The Limited for The Limited's costs (including any contributions and premium costs and including certain third-party expenses and allocations of certain personnel expenses of The Limited) relating to participation by the Company's associates in any of The Limited's benefit plans.

  The Services Agreement has an initial term of five years and will be renewed automatically thereafter for successive one-year terms, unless either the Company or The Limited elects not to renew the Services Agreement. After the initial five-year term, the Services Agreement may be terminated at any time by either party upon six months' written notice. Furthermore, the Services Agreement is subject to early termination by either the Company or The Limited upon six months' written notice if The Limited ceases to own shares of Common Stock representing more than 50% of the combined voting power of the Common Stock of the Company, whether as a result of a tax-free spin-off of the Company or otherwise.

  Lease Agreement. The businesses operated by the Company entered into lease agreements with The Limited or one or more subsidiaries of The Limited (collectively, the "Lease Agreement") pursuant to which The Limited, directly or indirectly, leased to the relevant businesses of the Company a distribution center and headquarters office space. The Lease Agreement provides for the lessee to lease space at an average annual rental rate equal to $11.00 per square foot, in the case of office space, and $2.85 per square foot, in the case of the distribution centers, subject to adjustment based on the consumer price index every third year. The Company paid The Limited (or subsidiaries of The Limited) approximately $8,239,000 in lease payments during 1996.

  The Lease Agreement has an initial term of fifteen years and will be renewed automatically thereafter for successive five-year terms unless either the lessor or lessee (or sublessor or sublessee) elects not to renew the Lease Agreement upon at least one year's notice.

  Shared Facilities Agreement. Certain businesses operated by the Company and certain businesses operated by The Limited entered into shared facilities agreements (collectively, the "Shared Facilities Agreement") pursuant to which the relevant businesses operated by the Company sub-leased facilities from the relevant businesses operated by The Limited. Under the Shared Facilities Agreement, the sublessee is responsible for its pro rata share (based on square feet occupied) of all costs and expenses (principally fixed rent) under the relevant lease, plus the portion of any performance-based rent attributable to the sublessee. In 1996, the Company paid The Limited approximately $35,510,000 for the portion of the cost and expenses attributable to it under the relevant leases.

  Tax-Sharing Agreement. The Company is included in The Limited's federal consolidated income tax group and the Company's federal income tax liability is included in the consolidated federal income tax liability of The Limited and its subsidiaries. In certain circumstances, certain subsidiaries of the Company are also included with certain subsidiaries of The Limited (other than subsidiaries of the Company) in combined, consolidated or unitary income tax groups for state and local tax purposes. The Company and The Limited entered into a tax-sharing agreement (the "Tax-Sharing Agreement") pursuant to which the Company and The Limited make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain adjustments, will be determined as though the Company were to file separate federal, state and local income tax returns (including, except as provided below, any amounts determined to be due as a result of a redetermination of the tax liability of The Limited arising from an audit or otherwise) as the common parent of an affiliated group of corporations filing combined, consolidated or unitary (as applicable) federal, state and local returns rather than a consolidated subsidiary of The Limited with respect to federal, state and local income taxes. The Company will be reimbursed, however, for tax attributes that it generates, such as net operating losses, if and when they are used on a consolidated basis.

  In determining the amount of tax-sharing payments under the Tax-Sharing Agreement, The Limited prepares for the Company pro forma returns with respect to federal and applicable state and local income taxes that reflect the same positions and elections used by The Limited in preparing the returns for The Limited's consolidated group and other applicable groups. The Limited continues to have all the rights of a parent of a consolidated group (and similar rights provided for by applicable state and local law with respect to a parent of a combined, consolidated or unitary group), is the sole and exclusive agent for the Company in any and all matters relating to the income, franchise and similar tax liabilities of the Company, is solely and exclusively responsible for the preparation and filing of consolidated federal and consolidated or combined state income tax returns (or amended returns), and has the power, in its sole discretion, to contest or compromise any asserted tax adjustment or deficiency and to file, litigate or compromise any claim for refund on behalf of the Company. In addition, The Limited provides the aforementioned services with respect to the Company's separate state and local returns and the Company's foreign returns. Under the Tax-Sharing Agreement, the Company must pay The Limited a fee intended to reimburse The Limited for all direct and indirect costs and expenses incurred with respect to the Company's share of the overall costs and expenses incurred by The Limited with respect to tax-related services.

  In general, the Company will be included in The Limited's consolidated group for federal income tax purposes for so long as The Limited beneficially owns at least 80% of the total voting power and value of the outstanding Common Stock. Each member of a consolidated group is jointly and severally liable for the federal income tax liability of each other member of the consolidated group. Accordingly, although the Tax-Sharing Agreement allocates tax liabilities between the Company and The Limited, during the period in which the Company is included in The Limited's consolidated group, the Company could be liable in the event that any federal tax liability is incurred, but not discharged, by any other member of The Limited's consolidated group.

  Corporate Agreement. The Company and The Limited are parties to a corporate agreement (the "Corporate Agreement") under which the Company granted to The Limited a continuing option, transferable to any of its subsidiaries, to purchase, under certain circumstances, additional shares of Class B Common Stock or shares of nonvoting capital stock of the Company (the "Stock Option"). The Corporate Agreement further provides that, upon the request of The Limited, the Company will use its best efforts to effect the registration under the applicable federal and state securities laws of any of the shares of Class B Common Stock and nonvoting capital stock (and any other securities issued in respect of or in exchange for either) held by The Limited for sale in accordance with The Limited's intended method of disposition thereof, and will take such other actions as may be necessary to permit the sale thereof in other jurisdictions, subject to certain limitations specified in the Corporate Agreement. The Company will pay all out-of-pocket costs and expenses in connection with each such registration that The Limited requests or in which The Limited participates. The Corporate Agreement also restricts the Company from taking certain actions for so long as The Limited maintains beneficial ownership of a majority of the number of outstanding shares of the Company's Common Stock.

  INTERCOMPANY OBLIGATIONS. The Company has intercompany obligations to The Limited in an aggregate amount of $350 million (the "Mirror Notes"), which mature as follows: $100 million on August 15, 1999 (the "1999 Notes"), $150 million on February 1, 2001 (the "2001 Notes"), and $100 million on March 15, 2023 (the "2023 Notes"). The 1999 Notes, the 2001 Notes and the 2023 Notes represent the Company's proportionate share of certain long-term debt of The Limited, and the interest rates and maturities of the Mirror Notes parallel those of the corresponding debt of The Limited.

  The 1999 Notes bear interest (payable on February 15 and August 15 of each year) at a rate of 8 7/8% per annum, the 2001 Notes bear interest (payable on February 1 and August 1 of each year) at a rate of 9 1/8% per annum and the 2023 Notes bear interest (payable on March 15 and September 15 of each year) at a rate of 7 1/2% per annum. Each of the 1999 Notes, the 2001 Notes and the 2023 Notes are to be automatically prepaid concurrently with any prepayment of the corresponding debt of The Limited. The debt of The Limited corresponding to the 2023 Notes is subject to early redemption by The Limited at its option beginning in 2013 at specified declining premiums. The 1999 Notes and the 2001 Notes are not subject to early redemption by The Limited.

                      PROPOSAL TO APPROVE ADOPTION OF THE
                    INCENTIVE COMPENSATION PERFORMANCE PLAN

  On March 21, 1997, the Company's Board of Directors adopted, subject to approval of the Company's stockholders, the Intimate Brands, Inc. Incentive Compensation Performance Plan (the "Incentive Plan"). The Incentive Plan is intended to satisfy the applicable provisions of, and is being submitted to stockholders pursuant to, Section 162(m) of the Code. If approved by stockholders, the Incentive Plan will replace and supersede the Company's Incentive Compensation Plan ("ICP"), approved by stockholders at last year's Annual Meeting. The following summary of the material terms of the Incentive Plan, a copy of which is attached hereto as Exhibit A, does not purport to be complete and is qualified in its entirety by the terms of the Incentive Plan. Under the Incentive Plan, those key executives of the Company with significant operating and financial responsibility who, as determined by the Compensation Committee, are likely to be "covered employees" (within the meaning of Section 162(m) of the Code) in respect of the relevant performance year, will be eligible to earn seasonal or annual cash incentive compensation payments.

  Under the Incentive Plan, performance goals will be established by the Compensation Committee in respect of each Spring and/or Fall selling season or fiscal year. The performance goals selected by the Compensation Committee shall be based on any one or more of the following: price of the Company's Class A Common Stock, shareholder return, return on equity, return on investment, return on capital, sales productivity, comparable store sales growth, economic profit, economic value added, net income, operating income, gross margin, sales, free cash flow, earnings per share, operating company contribution or market share. These factors shall have a minimum performance standard below which, and a maximum performance standard above which, no payments will be made. Any performance goals established may be based on an analysis of historical performance and growth expectations, financial results of other comparable businesses both inside and outside the Company, and progress toward achieving the Company's long-range strategic plan. These performance goals and determination of results shall be based entirely on financial measures. After performance goals are established, discretion may not be used to modify award results except as permitted under Section 162(m) of the Code.

  Annual incentive compensation targets established for eligible executives will range from 40% to 150% of base salary. Executives will earn their target incentive compensation if their businesses achieve the pre-established performance goals. The target incentive compensation percentage for each executive will be based on the level and functional responsibility of his or her position, size of the business for which the executive is responsible, and competitive practices. The amount of incentive compensation paid to executives can range from zero to double their targets, based upon the extent to which performance goals are achieved. The minimum level at which an executive would earn any incentive payment, and the level at which an executive would earn the maximum incentive payment of double the target, will generally be established by the Compensation Committee of the Company prior to the commencement of each bonus period, and actual payouts will be based on either a straight-line or pre-established graded interpolation based on these minimum and maximum levels and actual performance.

  The maximum dollar amount to be paid in any year under the Incentive Plan to any participant may not exceed $3,000,000.

  Approval of the Incentive Plan by the Company's stockholders is required under applicable law in order for compensation paid pursuant to the Incentive Plan to qualify as performance-based for purposes of Section 162(m) of the Code. Unless the Incentive Plan is approved at the Annual Meeting, no annual incentive compensation opportunities will be awarded under the Incentive Plan after such meeting, and any such awards made under the Incentive Plan prior to the meeting (which are subject to stockholder approval of the Incentive Plan) will lapse. If the Incentive Plan is approved, no further compensation will be paid under the ICP.

  The Board of Directors of the Company may amend the Plan at any time.

  The following table sets forth amounts that would have been paid under the Incentive Plan for the Company's last completed fiscal year to the named executive officers and certain other groups based on Company performance and the performance goals established under the ICP by the Committee for such fiscal year.

                  INCENTIVE COMPENSATION PLAN BENEFITS TABLE

                                                               DOLLAR VALUE
  NAME AND POSITION                                                ($)
  -----------------                                            ------------
  Leslie H. Wexner, Chairman of the Board and Chief Executive
   Officer....................................................        -- (1)
  Kenneth B. Gilman, Vice Chairman............................        -- (1)
  Grace A. Nichols, President and Chief Executive Officer--
   Victoria's Secret Stores...................................    577,500(2)
  Cynthia D. Fedus, President and Chief Executive Officer--
   Victoria's Secret Catalogue................................    474,950(2)
  Beth M. Pritchard, President and Chief Executive--Bath &
   Body Works.................................................    575,173(2)
  All Executive Officers as a Group...........................  1,627,623(1)(2)
  All Current Directors Who are Not Executive Officers as a
   Group......................................................        --
  All Associates Other than Executive Officers as a Group.....        --

--------
(1) Executive officers Wexner and Gilman did not participate in the ICP in the last completed fiscal year and are not participating in the Incentive Plan in respect of the current fiscal year.

(2) Executive officers Nichols, Fedus and Pritchard have been granted incentive compensation opportunities for the current fiscal year under the Incentive Plan, subject to its approval by stockholders.

REQUIRED VOTE

  Approval of the Incentive Plan requires the affirmative vote of a majority of the total voting power represented by the outstanding shares of the Common Stock present or represented at the Annual Meeting and entitled to vote.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE INCENTIVE
PLAN.

       PROPOSAL TO APPROVE ADOPTION OF THE 1997 RESTATEMENT OF THE 1995
                  STOCK OPTION AND PERFORMANCE INCENTIVE PLAN

  In connection with the Initial Public Offering, the Company's Board of Directors adopted, and The Limited, as the Company's then sole stockholder, approved, effective on the consummation of the Initial Public Offering, the Intimate Brands, Inc. 1995 Stock Option and Performance Incentive Plan (the "Prior Plan"). The Prior Plan was also approved by stockholders at last year's Annual Meeting. Subject to stockholder approval, the Company's Board of Directors has adopted the 1997 Restatement of the Prior Plan (the "Stock Plan"). The Stock Plan, which is unchanged from the Prior Plan other than to increase the maximum number of shares of Class A Common Stock that may be subject to awards granted under the Stock Plan to any associate in any calendar year, expand the list of possible objective performance goals for restricted stock performance awards, conform to changes in applicable law, provide the Plan Committee (as defined below) with greater discretion in establishing vesting and forfeiture provisions for awards under the Stock Plan and require that stockholder approval is required only for amendments materially increasing the aggregate number of shares of Class A Common Stock issuable under the Stock Plan other than pursuant to the Stock Plan's anti-dilution provisions. The following summary of the material terms of the Stock Plan, a copy of which is attached hereto as Exhibit B, does not purport to be complete and is qualified in its entirety by the terms of the Stock Plan.

PURPOSE OF PLAN

  The purpose of the Stock Plan is to attract and retain the best available executive and key management associates for the Company and its subsidiaries and to encourage the highest level of performance by such associates, thereby enhancing the value of the Company for the benefit of its stockholders. The Stock Plan is also intended to motivate executive and key management associates to contribute to the Company's future growth and profitability and to reward their performance in a manner that provides them with a means to increase their holdings of the Class A Common Stock of the Company and aligns their interests with the interests of the stockholders of the Company.

ADMINISTRATION OF THE STOCK PLAN

  The Stock Plan is administered by a committee of two or more members of the Company's Board of Directors (the "Plan Committee"). The Plan Committee will be composed of directors who qualify as "non-employee directors" within the meaning of the Act, and as "outside directors" within the meaning of Section 162(m) of the Code. The Plan Committee has the power in its discretion to grant awards under the Stock Plan, to determine the terms thereof, to interpret the provisions of the Stock Plan and to take action as it deems necessary or advisable for the administration of the Stock Plan.

NUMBER OF AUTHORIZED SHARES

  The Stock Plan provides for awards with respect to a maximum of 17,500,000 shares of the Company's Class A Common Stock to associates of the Company and its subsidiaries and to associates of The Limited and its subsidiaries during the term of the Stock Plan. Corresponding Tax Offset Payments (as hereinafter defined) also may be awarded at the discretion of the Plan Committee. The number and class of shares available under the Stock Plan and/or subject to outstanding awards may be adjusted by the Plan Committee to prevent dilution or enlargement of rights in the event of various changes in the capitalization of the Company. Shares of the Company's Class A Common Stock attributable to:
(i) unexercised Options (as hereinafter defined) which expire or are terminated, surrendered or canceled (other than in connection with the exercise of stock appreciation rights ("SARs")); (ii) shares of the Company's Class A Common Stock subject to certain restrictions ("Restricted

Shares") which are forfeited to the Company; (iii) units representing shares of the Company's Class A Common Stock ("Performance Shares") and units which do not represent shares of the Company's Class A Common Stock but which may be paid in shares of the Company's Class A Common Stock ("Performance Units") which are not earned and paid; and (iv) awards settled in cash in lieu of shares of the Company's Class A Common Stock, may be available for subsequent award under the Stock Plan at the Plan Committee's discretion, to the extent permissible under Rule 16b-3 of the Act.

ELIGIBILITY AND PARTICIPATION

  Eligibility to participate in the Stock Plan is limited to the named executive officers and full-time executive and key management associates of the Company and its subsidiaries and The Limited and its subsidiaries who are selected by the Plan Committee. Currently, approximately 4,000 associates of the Company and its subsidiaries and approximately 500 associates of The Limited are within the classes eligible to participate in the Stock Plan. The Company anticipates that approximately 10% of those eligible will participate in the Stock Plan. Participation in the Stock Plan is subject to the discretion of the Plan Committee and will be based upon the associate's present and potential contributions to the success of the Company and its subsidiaries and such other factors as the Plan Committee deems relevant. No associate may be granted in any calendar year awards covering more than 1,500,000 shares of the Company's Class A Common Stock.

TYPE OF AWARDS UNDER THE STOCK PLAN

  The Stock Plan provides that the Plan Committee may grant awards to eligible associates in any of the following forms, subject to such terms, conditions and provisions as the Plan Committee may determine to be necessary or desirable: (i) incentive stock options ("ISOs"); (ii) nonstatutory stock options ("NSOs"); (iii) SARs; (iv) Restricted Shares; (v) Performance Shares;
(vi) Performance Units; (vii) shares of unrestricted Class A Common Stock of the Company ("Unrestricted Shares"); and (viii) tax offset payments ("Tax Offset Payments").

GRANT OF OPTIONS AND SARS

  The Plan Committee may award ISOs and/or NSOs (collectively, "Options") to eligible associates. SARs may be awarded either in tandem with Options ("Tandem SARs") or on a stand-alone basis ("Nontandem SARs"). Tandem SARs may be awarded by the Plan Committee either at the time the related Option is granted or thereafter at any time prior to the exercise, termination or expiration of the related Option.

EXERCISE PRICE

  The exercise price with respect to an Option is determined by the Plan Committee at the time of grant. The exercise price determined with respect to an Option shall also be applicable in connection with the exercise of any Tandem SAR granted with respect to such Option. At the time of grant of a Nontandem SAR, the Plan Committee will specify the base price of the shares of the Company's Class A Common Stock to be issued for determining the amount of cash or number of shares of the Company's Class A Common Stock to be distributed upon the exercise of such Nontandem SAR. Neither the exercise price per share of the Company's Class A Common Stock nor the base price of Nontandem SARs will be less than 100% of the fair market value per share of the Company's Class A Common Stock underlying the award on the date of grant. Information as to awards granted under the Prior Plan to named executives, officers and other participants is set forth in the table below.

VESTING

  The Plan Committee may determine at the time of grant and any time thereafter the terms under which Options and SARs shall vest and become exercisable.

SPECIAL LIMITATIONS ON ISOS

  No ISO may be granted to an associate who owns, at the time of the grant, stock representing more than 10% of the total combined voting power of all classes of stock of the Company, its parent or its subsidiaries (a "10% Shareholder") unless the exercise price per share of the Company's Class A Common Stock for the shares subject to such ISO is at least 110% of the fair market value per share of the Company's Class A Common Stock on the date of grant and such ISO award is not exercisable more than five years after its date of grant. In addition, the total fair market value of shares of the Company's Class A Common Stock subject to ISOs which are exercisable for the first time by an eligible associate in a given calendar year shall not exceed $100,000, valued as of the date of the ISOs' grant. ISOs may not be granted more than ten years after the date of adoption of the Stock Plan by the Company's Board of Directors.

EXERCISE OF OPTIONS AND SARS

  An Option may be exercised by written notice to the Plan Committee stating the number of shares of the Company's Class A Common Stock with respect to which the Option is being exercised, and tendering payment therefor. The Plan Committee may, at its discretion, accept shares of the Company's Class A Common Stock as payment (valued at their fair market value on the date of exercise).

  Tandem SARs are exercisable only to the extent that the related Option is exercisable and only for the period determined by the Plan Committee (which period may expire prior to the expiration date of the related Option). Upon the exercise of all or a portion of Tandem SARs, the related Option shall be canceled with respect to an equal number of shares of the Company's Class A Common Stock. Similarly, upon exercise of all or a portion of an Option, the related Tandem SARs shall be canceled with respect to an equal number of shares of the Company's Class A Common Stock. Nontandem SARs shall be exercisable for the period determined by the Plan Committee.

SURRENDER OR EXCHANGE OF SARS

  Upon the surrender of a Tandem SAR and cancellation of the related unexercised Option, the associate will be entitled to receive shares of the Company's Class A Common Stock having an aggregate fair market value equal to
(A) the excess of (i) the fair market value of one share of the Company's Class A Common Stock as of the date the Tandem SAR is exercised over (ii) the exercise price per share specified in such Option, multiplied by (B) the number of shares of the Company's Class A Common Stock subject to the Option, or portion thereof, which is surrendered. Upon surrender of a Nontandem SAR, the associate will be entitled to receive shares of the Company's Class A Common Stock having an aggregate fair market value equal to (A) the excess of
(i) the fair market value of one share of the Company's Class A Common Stock as of the date on which the Nontandem SAR is exercised over (ii) the base price of the shares covered by the Nontandem SAR multiplied by (B) the number of shares of the Company's Class A Common Stock covered by the Nontandem SAR, or the portion thereof being exercised. The Plan Committee, in its discretion, may cause all or any portion of the Company's obligation to an associate in respect of the exercise of an SAR to be satisfied in cash in lieu of shares of the Company's Class A Common Stock. Any fractional shares resulting from the exercise of an SAR will be paid in cash.

NONTRANSFERABILITY OF OPTIONS AND SARS

  Options and SARs are not transferable except by will or applicable laws of descent and distribution.

EXPIRATION OF OPTIONS

  Options will expire at such time as the Plan Committee determines; provided, however, that no Option may be exercised more than ten years from the date of grant, unless an ISO is held by a 10% Shareholder, in which case such ISO may not be exercised more than five years from the date of grant.

TERMINATION OF OPTIONS AND SARS

  Except as the Plan Committee may at any time provide, options and SARs may be exercised within three months after the termination of an associate's employment (other than by death or total disability), to the extent then exercisable, but in no case later than the term specified in the grant. Except as the Plan Committee may at any time provide, upon the death or total disability of an associate while employed by the Company or its subsidiaries (or upon the death of an associate within three months after termination of employment), Options and SARs, to the extent then exercisable, shall remain exercisable for (i) one year following such associate's death or (ii) during the first nine months that the associate receives benefits under the Company's Long-Term Disability Plan.

RESTRICTED SHARES

  Restricted Shares granted to associates under the Stock Plan may not be sold, transferred, pledged or otherwise encumbered or disposed of during the restricted period established by the Plan Committee. The Plan Committee may also impose additional restrictions on the associate's right to dispose of or to encumber Restricted Shares, which may include satisfaction of performance objectives. Performance objectives under the Stock Plan will be determined by the Plan Committee and will be based on any one or more of the following: price of the Company's Class A Common Stock, shareholder return, return on equity, return on investment, return on capital, sales productivity, comparable store sales growth, economic profit, economic value added, net income, operating income, gross margin, sales, free cash flow, earnings per share, operating company contribution or market share. These factors shall have a minimum performance standard below which, and a maximum performance standard above which, no payments will be made. These performance goals may be based on an analysis of historical performance and growth expectations for the business, financial results of other comparable businesses, and progress towards achieving the long-range strategic plan for the business. These performance goals and determination of results shall be based entirely on financial measures. The Committee may not use any discretion to modify award results except as permitted under Section 162(m) of the Code.

  Except as the Plan Committee may at any time provide, holders of Restricted Shares may not exercise the rights of a shareholder, such as the right to vote the shares or receive dividends and other distributions.

  Except as the Plan Committee may at any time provide, upon termination of the associate's employment with the Company, Restricted Shares granted to such associate shall be forfeited.

PERFORMANCE SHARES AND PERFORMANCE UNITS

  The Plan Committee may award to associates Performance Shares, each equivalent to one share of the Company's Class A Common Stock and Performance Units which will have a specified value or formula-based value at the end of a performance period. Performance Shares and Performance Units so awarded will be credited to an account established and maintained for the associate. The Plan Committee shall determine performance periods and performance objectives in connection with each grant of Performance Shares or Performance Units.

  Vesting of awards of Performance Shares and Performance Units will occur upon achievement of the applicable objectives within the applicable performance period. The Plan Committee may, at its discretion, permit vesting in the event performance objectives are partially met, or grant additional vested Performance Shares or Performance Units in the event performance objectives are surpassed. Payment of vested Performance Shares and Performance Units may be made in cash, Class A Common Stock of the Company or any combination thereof, as determined by the Plan Committee.

  No voting or dividend rights attach to the Performance Shares; however, the Plan Committee may credit an associate's Performance Share account with additional Performance Shares equivalent to the fair market value of any dividends on an equivalent number of shares of the Company's Class A Common Stock.

UNRESTRICTED SHARES

  Unrestricted Shares may also be granted at the discretion of the Plan Committee. Except as required by applicable law, no payment will be required for Unrestricted Shares.

TAX WITHHOLDING AND TAX OFFSET PAYMENTS

  The Plan Committee may require payment, or withhold from payments made under the Stock Plan, in order to satisfy applicable withholding tax requirements. The Plan Committee may make Tax Offset Payments to assist associates in paying income taxes incurred as a result of their participation in the Stock Plan. The amount of the Tax Offset Payments shall be determined by multiplying a percentage (established by the Plan Committee) by all or a portion of the taxable income recognized by an associate upon: (i) the exercise of an NSO or an SAR; (ii) the disposition of shares received upon exercise of an ISO; (iii) the lapse of restrictions on Restricted Shares; (iv) the award of Unrestricted Shares; or (v) payments for Performance Shares or Performance Units.

TERM OF STOCK PLAN

  Unless earlier terminated by the Company's Board of Directors, the Stock Plan will terminate on October 25, 2005.

AMENDMENT AND TERMINATION

  The Company's Board of Directors may suspend, amend, modify or terminate the Stock Plan; provided, however, that the Company's stockholders shall be required to approve any amendment that would materially increase the aggregate number of shares issuable under the Stock Plan.

  Awards granted prior to a termination of the Stock Plan shall continue in accordance with their terms following such termination. No amendment, suspension or termination of the Stock Plan shall adversely affect the rights of an associate in awards previously granted without such associate's consent.

  Set forth below is a summary of the awards that were made in respect of fiscal 1996 pursuant to the Prior Plan.

            1995 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN TABLE

                                                                      NUMBER
                                                                        OF
NAME AND POSITION                                                      UNITS
-----------------                                                     -------
Leslie H. Wexner, Chairman of the Board and Chief Executive Officer.  100,000(1)
Kenneth B. Gilman, Vice Chairman....................................   50,000(1)
Grace A. Nichols, President and Chief Executive Officer--Victoria's
 Secret Stores......................................................   15,000(1)
                                                                        9,846(2)
Cynthia D. Fedus, President and Chief Executive Officer--Victoria's
 Secret Catalogue...................................................   65,000(1)
                                                                        1,971(2)
Beth M. Pritchard, President and Chief Executive Officer--Bath &
 Body Works.........................................................   40,000(1)
                                                                       10,116(2)
All Executive Officers as a Group...................................  282,000(1)
                                                                       26,863(2)
All Current Directors Who are Not Executive Officers as a Group.....    --
                                                                        --
All Associates Other than Executive Officers as a Group.............  629,250(1)
                                                                      122,297(2)

--------
(1) Consists of options to purchase shares of the Company's Class A Common Stock. As of April 4, 1997, the fair market value of a share of the Company's Class A Common Stock was $18.625.

(2) Consists of restricted shares of the Company's Class A Common Stock, which will generally vest under the schedule described in footnote 3 to the Summary Compensation Table, in each case subject to the holder's continued employment with the Company.

FEDERAL INCOME TAX CONSEQUENCES

 Stock Options

  There will be no federal income tax consequences to the associate or the Company upon the grant of either an ISO or an NSO under the Stock Plan. Upon exercise of an NSO, an associate generally will recognize ordinary income in an amount equal to (i) the fair market value, on the date of exercise, of the acquired shares of the Company's Class A Common Stock less (ii) the exercise price of the NSO. Subject to Section 162(m) of the Code and the associate including such compensation in income and the Company satisfying applicable reporting requirements, the Company will be entitled to a tax deduction in the same amount.

  Upon the exercise of an ISO, an associate recognizes no immediate taxable income. Income recognition is deferred until the associate sells the shares of the Company's Class A Common Stock. If the ISO is exercised no later than three months after the termination of the associate's employment, and the associate does not dispose of the shares acquired pursuant to the exercise of the ISO within two years from the date the ISO was granted and within one year after the exercise of the ISO, the gain on the sale will be treated as long-term capital gain. Certain of these holding periods and employment requirements are liberalized in the event of an associate's death or disability while employed by the Company. The Company is not entitled to any tax deduction with respect to the grant or exercise of ISOs, except that if the shares of the Company's Class A Common Stock are not held for the full term of the holding period outlined above, the gain on the sale of such Class A Common Stock, being the lesser of: (i) the fair market value of the shares of the Company's Class A Common Stock on the date of exercise minus the option price or (ii) the amount realized on disposition minus the exercise price, will be taxed to the associate as ordinary income and, subject to Section 162(m) of the Code and the associate including such compensation in income and the Company satisfying applicable reporting requirements, the Company will be entitled to a deduction in the same amount. The excess of the fair market value of the shares of the Company's Class A Common Stock acquired upon exercise of an ISO over the exercise price therefor constitutes a tax preference item for purposes of computing the "alternative minimum tax" under the Code.

  Special rules, summarized below, may apply to associates who are subject to
Section 16 of the Act.

 Stock Appreciation Rights

  There will be no federal income tax consequences to either the associate or the Company upon the grant of an SAR. However, the associate generally will recognize ordinary income upon the exercise of an SAR in an amount equal to the aggregate amount of cash and the fair market value of the shares of the Company's Class A Common Stock received upon exercise. Subject to Section 162(m) of the Code and the associate including such compensation in income and the Company satisfying applicable reporting requirements, the Company will be entitled to a deduction equal to the amount includable in the associate's income.

  Special rules, summarized below, may apply to associates who are subject to
Section 16 of the Act.

 Restricted Shares

  There will be no federal income tax consequences to either the associate or the Company upon the grant of Restricted Shares until expiration of the restricted period and the satisfaction of any other conditions applicable to the Restricted Shares. At that time, the associate generally will recognize taxable income equal to the then fair market value for the shares of the Company's Class A Common Stock and, subject to Section 162(m) of the Code and the associate including such compensation in income and the Company satisfying applicable reporting requirements, the Company will be entitled to a corresponding deduction. However, the associate may elect, within thirty days after the date of the grant, to recognize ordinary income as of the date of grant and the Company will be entitled to a corresponding deduction at that time.

  Special rules, summarized below, may apply to associates who are subject to
Section 16 of the Act.

 Performance Shares and Units

  There will be no federal income tax consequences to the associate or the Company upon the grant of Performance Shares or Performance Units. Associates generally will recognize taxable income at the time when payment for the Performance Shares or Performance Units is received in an amount equal to the aggregate amount of cash and the fair market value of shares of the Company's Class A Common Stock acquired. Subject to Section 162(m) of the Code and the associate including such compensation in income and the Company satisfying applicable reporting requirements, the Company will be entitled to a deduction equal to the amount includable in the associate's income.

  Special rules, summarized below, may apply to associates who are subject to
Section 16 of the Act.

 Unrestricted Shares

  Associates generally will recognize taxable income at the time Unrestricted Shares are received. Subject to Section 162(m) of the Code and the associate including such compensation in income and the Company satisfying applicable reporting requirements, the Company will be entitled to a deduction equal to the amount includable in the associate's income.

  Special rules, summarized below, may apply to associates who are subject to
Section 16 of the Act.

 Section 16 of the Exchange Act

  Associates who are subject to Section 16 of the Act and receive shares of Class A Common Stock under the Stock Plan will not recognize ordinary income at that time unless (i) an election is made by such associate under Section 83(b) of the Code or (ii) the sale of such shares by such associate at a profit is no longer subject to Section 16(b) of the Act (generally (1) in the case of options, six months following the date of grant of the option to which the shares relate and (2) otherwise, six months after the receipt of shares). Such associate will instead recognize ordinary income equal to the fair market value of such shares received (less the price paid for the shares, if any) on the first day that such a sale is no longer subject to Section 16(b) of the Act and, subject to Section 162(m) of the Code, the Company or an affiliate generally will be entitled to a deduction of an equal amount for federal income tax purposes at that time provided that applicable tax withholding requirements are satisfied. An associate subject to Section 16 of the Act may elect under Section 83(b) of the Code, within 30 days of the transfer of such shares, to recognize income at the time of transfer equal to the difference between the price paid for such shares, if any, and the fair market value of such shares. Such amount will be taxed as ordinary income to the associate and, subject to Section 162(m) of the Code and satisfaction of applicable withholding requirements, generally will be allowed as a deduction for federal income tax purposes to the Company.

REQUIRED VOTE

  Approval of the Stock Plan requires the affirmative vote of a majority of the total voting power represented by the outstanding shares of the Common Stock present or represented at the Annual Meeting and entitled to vote.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE STOCK PLAN.

                        INDEPENDENT PUBLIC ACCOUNTANTS

  During the Company's 1996 fiscal year, Coopers & Lybrand L.L.P. served as the Company's independent public accountants and in that capacity will render an opinion on the Company's consolidated financial statements as of and for the fiscal year ended February 1, 1997. The Company annually reviews the selection of its independent public accountants; no selection has yet been made for the current fiscal year.

  Representatives of Coopers & Lybrand are expected to be present at the Annual Meeting. They will be available to respond to appropriate questions and may make a statement if they so desire.

                                 OTHER MATTERS

  The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the meeting, it is the intention of each of the persons named in the proxy to vote in accordance with his judgment on such matters.

                             STOCKHOLDER PROPOSALS

  Any proposals of stockholders which are intended to be presented at the next Annual Meeting of Stockholders, but which are not received by the Secretary of the Company at the principal executive offices of the Company on or before December 15, 1997, may be omitted by the Company from the Proxy Statement and form of proxy relating to that meeting.

                           EXPENSES OF SOLICITATION

  The expense of preparing, assembling, printing and mailing the proxy form and the form of material used in solicitation of proxies will be paid by the Company. In addition to the use of the mails, solicitation may be made by employees of the Company by telephone, mailgram, facsimile, telegraph, cable and personal interview. The Company has retained Shareholder Communications Corporation, New York, New York, to aid in the solicitation of proxies with respect to shares held by brokerage houses, custodians, fiduciaries and other nominees for a fee of approximately $5,000, plus expenses. The Company does not expect to pay any other compensation for the solicitation of proxies.

                                       By Order of the Board of Directors

                                       /s/ Leslie H. Wexner
                                       Leslie H. Wexner
                                       Chairman of the Board

                                                                      EXHIBIT A

                             INTIMATE BRANDS, INC.
                    INCENTIVE COMPENSATION PERFORMANCE PLAN

  The Intimate Brands, Inc. Incentive Compensation Performance Plan (the "Incentive Plan") is intended to satisfy the applicable provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Incentive Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of Intimate Brands, Inc. (the "Company"). The Committee shall select those key executives of the Company with significant operating and financial responsibility and who are likely to be "covered employees" (within the meaning of Section 162(m) of the Code) for the relevant fiscal year, to be eligible to earn seasonal or annual cash incentive compensation payments to be paid twice each year under the Incentive Plan.

  In respect of each Spring and/or Fall selling season or fiscal year, the Committee may establish performance goals for the Company. The performance goals selected by the Committee shall be based on any one or more of the following: price of the Company's Class A Common Stock, shareholder return, return on equity, return on investment, return on capital, sales productivity, comparable store sales growth, economic profit, economic value added, net income, operating income, gross margin, net sales, free cash flow, earnings per share, operating company contribution or market share. These factors shall have a minimum performance standard below which, and a maximum performance standard above which, no payments will be made. These performance goals may be based on an analysis of historical performance and growth expectations for the business, financial results of other comparable businesses, and progress towards achieving the long-range strategic plan for the business. These performance goals and determination of results shall be based entirely on financial measures. The Committee may not use any discretion to modify award results except as permitted under Section 162(m) of the Code.

  Annual incentive compensation targets may be established for eligible executives ranging from 40% to 150% of base salary. Executives may earn their target incentive compensation if the business achieves the pre-established performance goals. The target incentive compensation percentage for each executive will be based on the level and functional responsibility of his or her position, size of the business for which the executive is responsible, and competitive practices. The amount of incentive compensation paid to participating executives may range from zero to double their targets, based upon the extent to which performance goals are achieved or exceeded. Except as otherwise permitted by Section 162(m) of the Code, the minimum level at which a participating executive will earn any incentive payment, and the level at which an executive will bear the maximum incentive payment of double the target, must be established by the Committee prior to the commencement of each bonus period. Actual payouts must be based on either a straight-line or preestablished graded interpolation based on these minimum and maximum levels and the performance goals.

  The maximum dollar amount to be paid for any year under the Incentive Plan to any participant may not exceed $3,000,000.

                                                                       EXHIBIT B


                             INTIMATE BRANDS, INC.
                1995 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN
                               (1997 RESTATEMENT)

                             INTIMATE BRANDS, INC.

                1993 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN
                               (1997 RESTATEMENT)

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
                                   ARTICLE 1
                           ESTABLISHMENT AND PURPOSE
 1.1 Establishment and Effective Date....................................  B-1
 1.2 Purpose.............................................................  B-1
                                   ARTICLE 2
                                    AWARDS
 2.1 Form of Awards......................................................  B-1
 2.2 Maximum Shares Available............................................  B-1
 2.3 Return of Prior Awards..............................................  B-2
                                   ARTICLE 3
                                ADMINISTRATION
 3.1 Committee...........................................................  B-2
 3.2 Powers of Committee.................................................  B-2
 3.3 Delegation..........................................................  B-2
 3.4 Interpretations.....................................................  B-2
 3.5 Liability; Indemnification..........................................  B-3
                                   ARTICLE 4
                                  ELIGIBILITY                              B-3
                                   ARTICLE 5
                                 STOCK OPTIONS
 5.1 Grant of Options....................................................  B-3
 5.2 Option Price........................................................  B-3
 5.3 Term of Options.....................................................  B-3
 5.4 Exercise of Options.................................................  B-3
 5.5 Cancellation of Stock Appreciation Rights...........................  B-4
                                   ARTICLE 6
              SPECIAL RULES APPLICABLE TO INCENTIVE STOCK OPTIONS
 6.1 Ten Percent Stockholder.............................................  B-4
 6.2 Limitation on Grants................................................  B-4
 6.3 Limitations on Time of Grant........................................  B-4

                                                                           PAGE
                                                                           ----
                                   ARTICLE 7
                           STOCK APPRECIATION RIGHTS
  7.1 Grants of Stock Appreciation Rights................................  B-4
  7.2 Limitations on Exercise............................................  B-4
  7.3 Surrender or Exchange of Tandem Stock Appreciation Rights..........  B-5
  7.4 Exercise of Nontandem Stock Appreciation Rights....................  B-5
  7.5 Settlement of Stock Appreciation Rights............................  B-5
  7.6 Cash Settlement....................................................  B-5
                                   ARTICLE 8
                       NONTRANSFERABILITY OF OPTIONS AND
                           STOCK APPRECIATION RIGHTS                       B-5
                                   ARTICLE 9
                           TERMINATION OF EMPLOYMENT
  9.1 Exercise after Termination of Employment...........................  B-5
  9.2 Total Disability...................................................  B-6
                                   ARTICLE 10
                               DEATH OF ASSOCIATE                          B-6
                                   ARTICLE 11
                               RESTRICTED SHARES
 11.1 Grant of Restricted Shares.........................................  B-6
 11.2 Restrictions.......................................................  B-6
 11.3 Restricted Stock Certificates......................................  B-6
 11.4 Rights of Holders of Restricted Shares.............................  B-7
 11.5 Forfeiture.........................................................  B-7
 11.6 Delivery of Restricted Shares......................................  B-7
 11.7 Performance-Based Objectives.......................................  B-7
                                   ARTICLE 12
                               PERFORMANCE SHARES
 12.1 Award of Performance Shares........................................  B-7
 12.2 Performance Period.................................................  B-7
 12.3 Right to Payment of Performance Shares.............................  B-7
 12.4 Payment for Performance Shares.....................................  B-8
 12.5 Voting and Dividend Rights.........................................  B-8

                                                                           PAGE
                                                                           ----
                                   ARTICLE 13
                                PERFORMANCE UNITS
  13.1 Award of Performance Units........................................  B-8
  13.2 Right to Payment of Performance Units.............................  B-8
  13.3 Payment for Performance Units.....................................  B-9
                                   ARTICLE 14
                               UNRESTRICTED SHARES
  14.1 Award of Unrestricted Shares......................................  B-9
  14.2 Delivery of Unrestricted Shares...................................  B-9
                                   ARTICLE 15
                               TAX OFFSET PAYMENTS                         B-9
                                   ARTICLE 16
                    ADJUSTMENT UPON CHANGES IN CAPITALIZATION              B-10
                                   ARTICLE 17
                           AMENDMENT AND TERMINATIONS                      B-10
                                   ARTICLE 18
                                WRITTEN AGREEMENT                          B-10
                                   ARTICLE 19
                            MISCELLANEOUS PROVISIONS
  19.1 Fair Market Value.................................................  B-10
  19.2 Tax Withholding...................................................  B-11
  19.3 Compliance With Section 16(b) and Section 162(m)..................  B-11
  19.4 Successors........................................................  B-11
  19.5 General Creditor Status...........................................  B-11
  19.6 No Right to Employment............................................  B-11
  19.7 Notices...........................................................  B-12
  19.8 Severability......................................................  B-12
  19.9 Governing Law.....................................................  B-12
 19.10 Term of Plan......................................................  B-12

                             INTIMATE BRANDS, INC.

               1995 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN
                              (1997 RESTATEMENT)

                                   ARTICLE 1

                           ESTABLISHMENT AND PURPOSE

  1.1 Establishment and Effective Date. In 1995, Intimate Brands, Inc., a Delaware corporation (the "Company"), established a stock incentive plan known as the "Intimate Brands, Inc. 1995 Stock Option and Performance Incentive Plan" (the "1995 Plan"). The 1995 Plan became effective on October 23, 1995, the effective date of the initial public offering of the Company's Class A Common Stock, par value $.01 per share ("Common Stock"). The 1995 Plan was amended and restated by the Company's Board of Directors (the "Board") on March 21, 1997 (the "Plan"), subject to approval of the Company's stockholders.

  1.2 Purpose. The Company desires to attract and retain the best available executive and key management associates for itself and its subsidiaries and to encourage the highest level of performance by such associates in order to serve the best interests of the Company and its stockholders. The Plan is expected to contribute to the attainment of these objectives by offering eligible associates the opportunity to acquire stock ownership interests in the Company, and other rights with respect to stock of the Company, and to thereby provide them with incentives to put forth maximum efforts for the success of the Company and its subsidiaries.

                                   ARTICLE 2

                                    AWARDS

  2.1 Form of Awards. Awards under the Plan may be granted in any one or all of the following forms: (i) incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) nonstatutory stock options ("Nonstatutory Stock Options") (unless otherwise indicated, references in the Plan to Options shall include both Incentive Stock Options and Nonstatutory Stock Options); (iii) stock appreciation rights ("Stock Appreciation Rights"), as described in Article 7, which may be awarded either in tandem with Options ("Tandem Stock Appreciation Rights") or on a stand-alone basis ("Nontandem Stock Appreciation Rights"); (iv) shares of Class A Common Stock of the Company ("Common Stock") which are restricted as provided in Article 11 ("Restricted Shares"); (v) units representing shares of Common Stock, as described in Article 12 ("Performance Shares"); (vi) units which do not represent shares of Common Stock but which may be paid in the form of Common Stock, as described in Article 13 ("Performance Units"); (vii) shares of unrestricted Common Stock ("Unrestricted Shares") and (viii) tax offset payments ("Tax Offset Payments"), as described in Article 15.

  2.2 Maximum Shares Available. The maximum aggregate number of shares of Common Stock available for award under the Plan, including shares of Common Stock awarded as Tax Offset Payments, is 17,500,000, subject to adjustment pursuant to Article 16. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or issued shares reacquired by the Company. In the event that prior to the end of the period during which Options may be granted under the Plan, any Option or any Nontandem Stock Appreciation Right under the Plan expires unexercised or is terminated, surrendered or canceled (other than in connection with the exercise of a Stock Appreciation Right) without being exercised in whole or in part for any reason, or any Restricted Shares, Performance Shares or Performance Units are forfeited, or if such awards are settled in cash in lieu of shares of Common Stock, then such shares or units may, at the discretion of the Committee (as defined below) to the extent permissible under Rule 16b-3 under the Securities Exchange Act of 1934 (the "Act"), be made available for subsequent awards under the Plan, upon such terms as the Committee may determine.

  2.3 Return of Prior Awards. As a condition to any subsequent award, the Committee shall have the right, at its discretion, to require associates to return to the Company awards previously granted under this Plan. Subject to the provisions of this Plan, such new award shall be upon such terms and conditions as are specified by the Committee at the time the new award is granted, to the extent permitted by Rule 16b-3 under the Act.

                                   ARTICLE 3

                                ADMINISTRATION

  3.1 Committee. The Plan shall be administered by a Committee (the "Committee") appointed by the Board and consisting of not less than two (2) members of the Board. Each member of the Committee shall be an "outside director" (within the meaning of Section 162(m) of the Code) and a "non-employee director" (within the meaning of Rule 16b-3(b)(3)(i) under the Act.)

  3.2 Powers of Committee. Subject to the express provisions of the Plan, the Committee shall have the power and authority (i) to grant Options and to determine the purchase price of the Common Stock covered by each Option, the term of each Option, the number of shares of Common Stock to be covered by each Option and any performance objectives or vesting standards applicable to each Option, (ii) to designate Options as Incentive Stock Options or Nonstatutory Stock Options and to determine which Options, if any, shall be accompanied by Tandem Stock Appreciation Rights; (iii) to grant Tandem Stock Appreciation Rights and Nontandem Stock Appreciation Rights and to determine the terms and conditions of such rights; (iv) to grant Restricted Shares and to determine the term of the restricted period and other conditions and restrictions applicable to such shares; (v) to grant Performance Shares and Performance Units and to determine the performance objectives, performance periods and other conditions applicable to such shares or units; (vi) to grant Unrestricted Shares; (vii) to determine the amount of, and to make, Tax Offset Payments; and (viii) to determine the associates to whom, and the time or times at which, Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units and Unrestricted Shares shall be granted.

  3.3 Delegation. The Committee may delegate to one or more of its members or to any other person or persons such duties as it may deem advisable; provided, however, that the Committee may not delegate any of its responsibilities hereunder if such delegation will cause (i) transactions under the Plan to fail to comply with Section 16 of the Act or (ii) the Committee to fail to qualify as "outside directors" under Section 162(m) of the Code. The Committee may also employ attorneys, consultants, accountants or other professional advisors and shall be entitled to rely upon the advice, opinions or valuations of any such advisors.

  3.4 Interpretations. The Committee shall have sole discretionary authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan and to make any other factual determinations which it believes to be necessary or advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Company, all associates who have received awards under the Plan and all other interested persons.

  3.5 Liability; Indemnification. No member of the Committee, nor any person to whom duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or awards made thereunder, and each member of the Committee shall be fully indemnified and protected by the Company with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Company's Certificate of Incorporation and Bylaws, as amended from time to time.

                                   ARTICLE 4

                                  ELIGIBILITY

  Awards shall be limited to executive and key management associates who are regular, full-time associates of the Company, its present and future subsidiaries, its parent and subsidiaries thereof. In determining the associates to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the nature of the services rendered by such associates, their present and potential contributions to the success of the Company and its subsidiaries, and such other factors as the Committee in its sole discretion shall deem relevant. As used in this Plan, the term "subsidiary" shall mean any corporation which at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" set forth in Section 424(f) of the Code, or any successor provision hereafter enacted. No associate may be granted in any calendar year awards covering more than 1,500,000 shares of Common Stock.

                                   ARTICLE 5

                                 STOCK OPTIONS

  5.1 Grant of Options. Options may be granted under this Plan for the purchase of shares of Common Stock. Options shall be granted in such form and upon such terms and conditions, including the satisfaction of corporate or individual performance objectives and other vesting standards, as the Committee shall from time to time determine.

  5.2 Option Price. The option price of each Option to purchase Common Stock shall be determined by the Committee at the time of grant, but shall not be less than 100 percent of the fair market value of the Common Stock subject to such Option on the date of grant. The option price so determined shall also be applicable in connection with the exercise of any Tandem Stock Appreciation Right granted with respect to such Option.

  5.3 Term of Options. The term of each Option granted under the Plan shall not exceed ten (10) years from the date of grant, subject to earlier termination as provided in Articles 9 and 10, except as otherwise provided in
Section 6.1 with respect to ten (10) percent stockholders of the Company.

  5.4 Exercise of Options. An Option may be exercised, in whole or in part, at such time or times as the Committee shall determine. The Committee may, in its discretion, accelerate the exercisability of any Option at any time. Options may be exercised by an associate by giving written notice to the Committee stating the number of shares of Common Stock with respect to which the Option is being exercised, and tendering payment therefor. Payment for the Common Stock issuable upon exercise of the Option shall be made in full in cash, or by certified check or, if the Committee, in its sole discretion, permits, in shares of Common Stock (valued at fair market value on the date of exercise). As soon as reasonably practicable following such exercise, a certificate representing the shares of Common Stock purchased, registered in the name of the associate, shall be delivered to the associate.

  5.5 Cancellation of Stock Appreciation Rights. Upon exercise of all or a portion of an Option, the related Tandem Stock Appreciation Rights shall be canceled with respect to an equal number of shares of Common Stock.

                                   ARTICLE 6

              SPECIAL RULES APPLICABLE TO INCENTIVE STOCK OPTIONS

  6.1 Ten Percent Stockholder. Notwithstanding any other provision of this Plan to the contrary, no associate may receive an Incentive Stock Option under the Plan if such associate, at the time the award is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company, its parent or its subsidiaries, unless
(i) the option price for such Incentive Stock Option is at least 110 percent of the fair market value of the Common Stock subject to such Incentive Stock Option on the date of grant and (ii) such Option is not exercisable after the date five (5) years from the date such Incentive Stock Option is granted.

  6.2 Limitation on Grants. The aggregate fair market value (determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an associate during any calendar year (under this Plan or any other plan of the Company or a subsidiary) shall not exceed $100,000.

  6.3 Limitations on Time of Grants. No grant of an Incentive Stock Option shall be made under this Plan after the termination date set forth in Section
19.10 hereof.

                                   ARTICLE 7

                           STOCK APPRECIATION RIGHTS

  7.1 Grants of Stock Appreciation Rights. Tandem Stock Appreciation Rights may be awarded by the Committee in connection with any Option granted under the Plan, either at the time the Option is granted or thereafter at any time prior to the exercise, termination or expiration of the Option. Nontandem Stock Appreciation Rights may also be granted by the Committee at any time. At the time of grant of a Nontandem Stock Appreciation Right, the Committee shall specify the number of shares of Common Stock covered by such right and the base price of shares of Common Stock to be used in connection with the calculation described in Section 7.4 below. The base price of a Nontandem Stock Appreciation Right shall be not less than 100 percent of the fair market value of a share of Common Stock on the date of grant. Stock Appreciation Rights shall be subject to such terms and conditions not inconsistent with the other provisions of this Plan as the Committee shall determine.

  7.2 Limitations on Exercise. A Tandem Stock Appreciation Right shall be exercisable only to the extent that the related Option is exercisable and shall be exercisable only for such period as the Committee may determine (which period may expire prior to the expiration date of the related Option). Upon the exercise of all or a portion of Tandem Stock Appreciation Rights, the related Option shall be canceled with respect to an equal number of shares of Common Stock. Shares of Common Stock subject to Options or portions thereof, surrendered upon exercise of a Tandem Stock Appreciation Right, shall not be available for subsequent awards under the Plan. A Nontandem Stock Appreciation Right shall be exercisable during such period as the Committee shall determine.

  7.3 Surrender or Exchange of Tandem Stock Appreciation Rights. A Tandem Stock Appreciation Right shall entitle the associate to surrender to the Company unexercised the related Option, or any portion thereof, and to receive from the Company in exchange therefor that number of shares of Common Stock having an aggregate fair market value equal to (A) the excess of (i) the fair market value of one (1) share of Common Stock as of the date the Tandem Stock Appreciation Right is exercised over (ii) the option price per share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered. Cash shall be delivered in lieu of any fractional shares.

  7.4 Exercise of Nontandem Stock Appreciation Rights. The exercise of a Nontandem Stock Appreciation Right shall entitle the associate to receive from the Company that number of shares of Common Stock having an aggregate fair market value equal to (A) the excess of (i) the fair market value of one (1) share of Common Stock as of the date on which the Nontandem Stock Appreciation Right is exercised over (ii) the base price of the shares covered by the Nontandem Stock Appreciation Right, multiplied by (B) the number of shares of Common Stock covered by the Nontandem Stock Appreciation Right, or the portion thereof being exercised. Cash shall be delivered in lieu of any fractional shares.

  7.5 Settlement of Stock Appreciation Rights. As soon as is reasonably practicable after the exercise of a Stock Appreciation Right, the Company shall (i) issue, in the name of the associate, stock certificates representing the total number of full shares of Common Stock to which the associate is entitled pursuant to Section 7.3 or 7.4 hereof, and cash in an amount equal to the fair market value, as of the date of exercise, of any resulting fractional shares, and (ii) if the Committee causes the Company to elect to settle all or part of its obligations arising out of the exercise of the Stock Appreciation Right in cash pursuant to Section 7.6, deliver to the associate an amount in cash equal to the fair market value, as of the date of exercise, of the shares of Common Stock it would otherwise be obligated to deliver.

  7.6 Cash Settlement. The Committee, in its discretion, may cause the Company to settle all or any part of its obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash in lieu of all or part of the shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the fair market value of such shares on the date of exercise.

                                   ARTICLE 8

          NONTRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS

  No Option or Stock Appreciation Right may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent and distribution, and no Option or Stock Appreciation Right shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option or a Stock Appreciation Right not specifically permitted herein shall be null and void and without effect. An Option or Stock Appreciation Right may be exercised by an associate only during his or her lifetime, or following his or her death pursuant to Article 10.

                                   ARTICLE 9

                           TERMINATION OF EMPLOYMENT

  9.1 Exercise after Termination of Employment. Except as the Committee may at any time provide, in the event that the employment of an associate to whom an Option or Stock Appreciation Right has been granted under the Plan shall be terminated (for reasons other than death or total disability), except as the Committee may at any time provide, such Option or Stock Appreciation Right may be exercised (to the extent that the associate was entitled to do so on the date of the termination of his employment) at any time within three (3) months after such termination of employment.

  9.2 Total Disability. In the event that an associate to whom an Option or Stock Appreciation Right has been granted under the Plan shall become totally disabled, except as the Committee may at any time provide such Option or Stock Appreciation Right may be exercised at any time during the first nine (9) months that the associate receives benefits under The Limited, Inc. Long-Term Disability Plan (the "Disability Plan") to the extent otherwise exercisable during such nine-month period. For purposes hereof, "total disability" shall have the definition set forth in the Disability Plan, which definition is hereby incorporated by reference.

                                  ARTICLE 10

                              DEATH OF ASSOCIATE

  If an associate to whom an Option or Stock Appreciation Right has been granted under the Plan shall die while employed by the Company or one of its subsidiaries or within three (3) months after the termination of such employment, except as the Committee may at any time provide, such Option or Stock Appreciation Right may be exercised to the extent that the associate was entitled to do so at the time of his or her death, by the associate's estate or by the person who acquires the right to exercise such Option or Stock Appreciation Right upon his or her death by bequest or inheritance. Such exercise may occur at any time within one (1) year after the date of the associate's death, but in no case later than the date on which the Option or Stock Appreciation Right terminates or such other period as the Committee may at any time provide.

                                  ARTICLE 11

                               RESTRICTED SHARES

  11.1 Grant of Restricted Shares. The Committee may from time to time cause the Company to grant Restricted Shares under the Plan to associates, subject to such restrictions, conditions and other terms as the Committee may determine.

  11.2 Restrictions. At the time a grant of Restricted Shares is made, the Committee shall establish a period of time (the "Restricted Period") applicable to such Restricted Shares. Each grant of Restricted Shares may be subject to a different Restricted Period. The Committee may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives as provided in
Section 11.7, which may be applicable to all or any portion of the Restricted Shares. Except with respect to grants of Restricted Shares intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, the Committee may also, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of such Restricted Shares. None of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Shares.

  11.3 Restricted Stock Certificates. If the Committee deems it necessary or appropriate, the Company may issue, in the name of each associate to whom Restricted Shares have been granted, stock certificates representing the total number of Restricted Shares granted to the associate, provided that such certificates bear an appropriate legend or other restriction on transfer. The Secretary of the Company shall hold such certificates, properly endorsed for transfer, for the associate's benefit until such time as the Restricted Shares are forfeited to the Company, or the restrictions lapse.

  11.4 Rights of Holders of Restricted Shares. Except as determined by the Committee either at the time Restricted Shares are awarded or at any time thereafter prior to the lapse of the restrictions, holders of Restricted Shares shall not have the right to vote such shares or the right to receive any dividends with respect to such shares. All distributions, if any, received by an associate with respect to Restricted Shares as a result of any stock split-up, stock distribution, a combination of shares, or other similar transaction shall be subject to the restrictions of this Article 11.

  11.5 Forfeiture. Except as the Committee may at any time provide, any Restricted Shares granted to an associate pursuant to the Plan shall be forfeited if the associate terminates employment with the Company or its subsidiaries prior to the expiration or termination of the Restricted Period and the satisfaction of any other conditions applicable to such Restricted Shares. Upon such forfeiture, the Secretary of the Company shall either cancel or retain in its treasury the Restricted Shares that are forfeited to the Company.

  11.6 Delivery of Restricted Shares. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the associate or the associate's beneficiary or estate, as the case may be.

  11.7 Performance-Based Objectives. At the time of the grant of Restricted Shares to an associate, and prior to the beginning of the performance period to which performance objectives relate, the Committee may establish performance objectives based on any one or more of the following: price of the Company's Class A Common Stock, shareholder return, return on equity, return on investment, return on capital, sales productivity, comparable store sales growth, economic profit, economic value added, net income, operating income, gross margin, sales, free cash flow, earnings per share, operating company contribution or market share. These factors shall have a minimum performance standard below which, and a maximum performance standard above which, no payments will be made. These performance goals may be based on an analysis of historical performance and growth expectations for the business, financial results of other comparable businesses, and progress towards achieving the long-range strategic plan for the business. These performance goals and determination of results shall be based entirely on financial measures. The Committee may not use any discretion to modify award results except as permitted under Section 162(m) of the Code.

                                  ARTICLE 12

                              PERFORMANCE SHARES

  12.1 Award of Performance Shares. For each Performance Period (as defined in
Section 12.2), Performance Shares may be granted under the Plan to such associates of the Company and its subsidiaries as the Committee shall determine. Each Performance Share shall be deemed to be equivalent to one (1) share of Common Stock. Performance Shares granted to an associate shall be credited to an account (a "Performance Share Account") established and maintained for such associate.

  12.2 Performance Period. "Performance Period" shall mean such period of time as shall be determined by the Committee in its sole discretion. Different Performance Periods may be established for different associates receiving Performance Shares. Performance Periods may run consecutively or concurrently.

  12.3 Right to Payment of Performance Shares. With respect to each award of Performance Shares under this Plan, the Committee shall specify performance objectives (the "Performance Objectives") which must be satisfied in order for the associate to vest in the Performance Shares which have been awarded to him or her for the Performance Period. If the Performance Objectives established for an associate for the Performance Period are partially but not fully met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Shares have vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, fully vested Performance Shares to the associate. The Committee may also determine, in its sole discretion, that Performance Shares awarded to an associate shall become partially or fully vested upon the associate's death, total disability (as defined in Article 9) or retirement, or upon the termination of the associate's employment prior to the end of the Performance Period.

  12.4 Payment for Performance Shares. As soon as practicable following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (or partially achieved to the extent necessary to permit partial vesting at the discretion of the Committee pursuant to Section 12.3). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional Performance Shares shall be granted to the associate pursuant to Section 12.3. As soon as reasonably practicable after such determinations, or at such later date as the Committee shall determine at the time of grant, the Company shall pay to the associate an amount with respect to each vested Performance Share equal to the fair market value of a share of Common Stock on such payment date or, if the Committee shall so specify at the time of grant, an amount equal to (i) the fair market value of a share of Common Stock on the payment date less (ii) the fair market value of a share of Common Stock on the date of grant of the Performance Share. Payment shall be made entirely in cash, entirely in Common Stock (including Restricted Shares) or in such combination of cash and Common Stock as the Committee shall determine.

  12.5 Voting and Dividend Rights. Except as the Committee may at any time provide, no associate shall be entitled to any voting rights, to receive any dividends, or to have his or her Performance Share Account credited or increased as a result of any dividends or other distribution with respect to Common Stock. Notwithstanding the foregoing, within sixty (60) days from the date of payment of a dividend by the Company on its shares of Common Stock, the Committee, in its discretion, may credit an associate's Performance Share Account with additional Performance Shares having an aggregate fair market value equal to the dividend per share paid on the Common Stock multiplied by the number of Performance Shares credited to his or her account at the time the dividend was declared.

                                  ARTICLE 13

                               PERFORMANCE UNITS

  13.1 Award of Performance Units. For each Performance Period (as defined in
Section 12.2), Performance Units may be granted under the Plan to such associates of the Company and its subsidiaries as the Committee shall determine. The award agreement covering such Performance Units shall specify a value for each Performance Unit or shall set forth a formula for determining the value of each Performance Unit at the time of payment (the "Ending Value"). If necessary to make the calculation of the amount to be paid to the associate pursuant to Section 13.3, the Committee shall also state in the award agreement the initial value of each Performance Unit (the "Initial Value"). Performance Units granted to an associate shall be credited to an account (a "Performance Unit Account") established and maintained for such associate.

  13.2 Right to Payment of Performance Units. With respect to each award of Performance Units under this Plan, the Committee shall specify Performance Objectives which must be satisfied in order for the associate to vest in the Performance Units which have been awarded to him or her for the Performance Period. If the

Performance Objectives established for an associate for the Performance Period are partially but not fully met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Units have vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, fully vested Performance Units to the associate. The Committee may also determine, in its sole discretion, that Performance Units awarded to an associate shall become partially or fully vested upon the associate's death, total disability (as defined in Article 9) or retirement, or upon the termination of employment of the associate by the Company.

  13.3 Payment for Performance Units. As soon as practicable following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (or partially achieved to the extent necessary to permit partial vesting at the discretion of the Committee pursuant to Section 13.2). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional Performance Units shall be granted to the associate, pursuant to Section 13.2. As soon as reasonably practicable after such determinations, or at such later date as the Committee shall determine, the Company shall pay to the associate an amount with respect to each vested Performance Unit equal to the Ending Value of the Performance Unit or, if the Committee shall so specify at the time of grant, an amount equal to (i) the Ending Value of the Performance Unit less (ii) the Initial Value of the Performance Unit. Payment shall be made entirely in cash, entirely in Common Stock (including Restricted Shares) or in such combination of cash and Common Stock as the Committee shall determine.

                                  ARTICLE 14

                              UNRESTRICTED SHARES

  14.1 Award of Unrestricted Shares. The Committee may cause the Company to grant Unrestricted Shares to associates at such time or times, in such amounts and for such reasons as the Committee, in its sole discretion, shall determine. Except as required by applicable law, no payment shall be required for Unrestricted Shares.

  14.2 Delivery of Unrestricted Shares. The Company shall issue, in the name of each associate to whom Unrestricted Shares have been granted, stock certificates representing the total number of Unrestricted Shares granted to the associate, and shall deliver such certificates to the associate as soon as reasonably practicable after the date of grant or on such later date as the Committee shall determine at the time of grant.

                                  ARTICLE 15

                              TAX OFFSET PAYMENTS

  The Committee shall have the authority at the time of any award under this Plan or anytime thereafter to make Tax Offset Payments to assist associates in paying income taxes incurred as a result of their participation in this Plan. The Tax Offset Payments, which, if awarded, may be in cash or shares of Common Stock, shall be determined by multiplying a percentage established by the Committee by all or a portion (as the Committee shall determine) of the taxable income recognized by an associate upon (i) the exercise of a Nonstatutory Stock Option or a Stock Appreciation Right, (ii) the disposition of shares received upon exercise of an Incentive Stock Option, (iii) the lapse of restrictions on Restricted Shares, (iv) the award of Unrestricted Shares, or (v) payments for Performance Shares or Performance Units. The percentage shall be established, from time to time, by the Committee at that rate which the Committee, in its sole discretion, determines to be appropriate and in the best interests of the Company to assist associates in paying income taxes incurred as a result of the events described in the preceding sentence. Tax Offset Payments shall be subject to the restrictions on transferability applicable to Options and Stock Appreciation Rights under Article 8.

                                  ARTICLE 16

                   ADJUSTMENT UPON CHANGES IN CAPITALIZATION

  Notwithstanding any other provision of the Plan, the Committee may at any time make or provide for such adjustments to the Plan, to the number and class of shares available thereunder or to any outstanding Options, Stock Appreciation Rights, Restricted Shares or Performance Shares as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the number of shares of outstanding Common Stock by reason of stock dividends, extraordinary cash dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like.

                                  ARTICLE 17

                           AMENDMENT AND TERMINATION

  The Board may suspend, terminate, modify or amend the Plan, provided that any amendment that would materially increase the aggregate number of shares which may be issued under the Plan shall be subject to the approval of the Company's stockholders, except that any such increase that may result from adjustments authorized by Article 16 does not require such approval. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. No suspension, termination, modification or amendment of the Plan may, without the consent of the associate to whom an award shall theretofore have been granted, adversely affect the rights of such associate under such award.

                                  ARTICLE 18

                               WRITTEN AGREEMENT

  Each award of Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units, Unrestricted Shares and Tax Offset Payments shall be evidenced by a written agreement, executed by the associate and the Company, and containing such restrictions, terms and conditions, if any, as the Committee may require. In the event of any conflict between a written agreement and the Plan, the terms of the Plan shall govern.

                                  ARTICLE 19

                           MISCELLANEOUS PROVISIONS

  19.1 Fair Market Value. For purposes of this Plan, fair market value with respect to the exercise price of Options granted prior to and subject to the consummation of the initial public offering, referred to in Section 1.1 hereof, shall be the price at which shares of Common Stock are sold to the public pursuant to such offering and, for all other purposes hereunder, shall be the closing price of the Common Stock as reported on the principal exchange on which the shares are listed for the date on which the grant, exercise or other transaction occurs, or if there were no sales on such date, the most recent prior date on which there were sales.

  19.2 Tax Withholding. The Company shall have the right to require associates or their beneficiaries or legal representatives to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements, or to deduct from all payments under this Plan, including Tax Offset Payments, amounts sufficient to satisfy all withholding tax requirements. Whenever payments under the Plan are to be made to an associate in cash, such payments shall be net of any amounts sufficient to satisfy all federal, state and local withholding tax requirements. The Committee may, in its discretion, permit an associate to satisfy his or her tax withholding obligation either by (i) surrendering shares owned by the associate or (ii) having the Company withhold from shares otherwise deliverable to the associate. Shares surrendered or withheld shall be valued at their fair market value as of the date on which income is required to be recognized for income tax purposes. In the case of an award of Incentive Stock Options, the foregoing right shall be deemed to be provided to the associate at the time of such award.

  19.3 Compliance With Section 16(b) and Section 162(m). In the case of associates who are or may be subject to Section 16 of the Act, it is the intent of the Company that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3, so that such person will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to associates who are or may be subject to Section 16 of the Act. If any award hereunder is intended to qualify as performance-based for purposes of Section 162(m) of the Code, the Committee shall not exercise any discretion to increase the payment under such award except to the extent permitted by Section 162(m) and the regulations thereunder.

  19.4 Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. In the event of any of the foregoing, the Committee may, at its discretion prior to the consummation of the transaction, cancel, offer to purchase, exchange, adjust or modify any outstanding awards, at such time and in such manner as the Committee deems appropriate and in accordance with applicable law.

  19.5 General Creditor Status. Associates shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any associate or beneficiary or legal representative of such associate. To the extent than any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

  19.6 No Right to Employment. Nothing in the Plan or in any written agreement entered into pursuant to Article 18, nor the grant of any award, shall confer upon any associate any right to continue in the employ of the Company or a subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such written agreement or to interfere with or to limit the right of the Company or a subsidiary to modify the terms of or to terminate such associate's employment at any time.

  19.7 Notices. Notices required or permitted to be made under the Plan shall be sufficiently made if sent by registered or certified mail addressed (a) to the associate at the associate's address as set forth in the books and records of the Company or its subsidiaries, or (b) to the Company or the Committee at the principal office of the Company.

  19.8 Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

  19.9 Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

  19.10 Term of Plan. Unless earlier terminated pursuant to Article 17 hereof, the Plan shall terminate on October 22, 2005.

                                   P R O X Y


                             INTIMATE BRANDS, INC.
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 19, 1997

The undersigned hereby appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, proxies, with full power of substitution, to vote for the undersigned all shares of Class A Common Stock of Intimate Brands, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on May 19, 1997 at 10:30 a.m., Eastern Daylight Time, and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournments thereof.

Election of Directors, Nominees:

Cynthia D. Fedus, E. Gordon Gee, Alex Shumate

SAID PROXIES ARE DIRECTED TO VOTE AS MARKED ON THE REVERSE SIDE AND IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.
                                (Continued and to be signed on the reverse side)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                             FOLD AND DETACH HERE

X  PLEASE MARK YOUR                                                6395
   VOTES AS IN THIS
   EXAMPLE.




--------------------------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NAMED NOMINEES AND "FOR" APPROVAL OF THE PLANS REFERRED TO BELOW. IF NO SPECIFICATION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD.


1. Election of Directors (see reverse)        FOR           WITHHELD
                                              [ ]             [ ]


For, except vote withheld from following nominee(s):

-------------------------------------------------------------------------------

2. Approval of the Intimate Brands, Inc. Incentive Compensation Performance
Plan

                                        FOR     AGAINST     ABSTAIN
                                        [ ]       [ ]         [ ]


3. Approval of the 1997 Restatement of the Intimate Brands, Inc. 1995 Stock Option and Performance Incentive Plan

                                        FOR     AGAINST     ABSTAIN
                                        [ ]       [ ]         [ ]



THE UNDERSIGNED ACKNOWLEDGES RECEIPT WITH THIS PROXY OF A COPY OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT DATED APRIL 14, 1997.

IMPORTANT: PLEASE DATE THIS PROXY AND SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON. IF STOCK IS HELD JOINTLY, SIGNATURE SHOULD INCLUDE BOTH NAMES. EXECU-TORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND OTHERS SIGNING IN A REPRESENTA-TIVE CAPACITY SHOULD INDICATE FULL TITLES.




SIGNATURE(S)                             DATE
            ----------------------------     -----------------------------

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                            s FOLD AND DETACH HERE s

LOGO
                                     PROXY

                             INTIMATE BRANDS, INC.
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 19, 1997

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NAMED NOMINEES AND "FOR" APPROVAL OF THE PLANS REFERRED TO BELOW. IF NO SPECIFICATION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD.

Election of Directors, Nominees:

Cynthia D. Fedus, E. Gordon Gee, Alex Shumate

1. Election of Directors
                           FOR       WITHHELD
                           [_]        [_]

For, except vote withheld from following nominee(s):


-------------------------------------------------------------------------------

2. Approval of the Intimate Brands, Inc. Incentive Compensation Performance
 Plan
                   FOR       AGAINST        ABSTAIN
                    [_]           [_]            [_]

3. Approval of the 1997 Restatement of the Intimate Brands, Inc. 1995 Stock Option and Performance Incentive Plan
                   FOR       AGAINST        ABSTAIN
                    [_]           [_]            [_]

                (Continued and to be signed on the reverse side)

  The undersigned hereby appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, proxies, with full power of substitution, to vote for the undersigned all shares of Class A Common Stock of Intimate Brands, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on May 19, 1997 at 10:30 a.m., Eastern Daylight Time, and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournments thereof.

  The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 14, 1997.

                SIGNATURE(S)                      DATE
                            ---------------------      ---------------------
                                       IMPORTANT: PLEASE DATE THIS PROXY AND
                                       SIGN EXACTLY AS YOUR NAME OR NAMES
                                       APPEAR HEREON. IF STOCK IS HELD
                                       JOINTLY, SIGNATURE SHOULD INCLUDE BOTH
                                       NAMES. EXECUTORS, ADMINISTRATORS,
                                       TRUSTEES, GUARDIANS AND OTHERS SIGNING
                                       IN A REPRESENTATIVE CAPACITY SHOULD
                                       INDICATE FULL TITLES.